UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2021

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund Green Century MSCI International Index Fund January 31, 2021

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For daily share price information twenty-four hours a day, visit www.greencentury.com.

Dear Green Century Funds Shareholder:

Green Century° had another constructive year in 2020. All three of the Green Century Funds outperformed their benchmarks for the one-year period that ended December 31, 2020.

Green Century’s assets under management (AUM) also reached several all-time highs in 2020. We finished the year with an AUM of $891 million, which represents an increase of 64% in two years. In November, we launched an institutional share class of the flagship Balanced Fund.

This growth occurred in an increasingly congested field of sustainable, responsible, and impact investing options. Despite this competition, Green Century continues to distinguish itself as the gold standard in responsible investing.

I attribute this growth to the strong performance of the Green Century Funds and our unique ability to empower investors to make an environmental impact.

Many funds strive to invest in sustainable companies, but few firms can match our in-house, in-depth, and award-winning shareholder advocacy program, and Green Century’s ownership and mission is one of a kind. No other mutual fund company in the U.S. is wholly owned by environmental and public health nonprofit organizations.

Here are just a few examples of how Green Century investors made an environmental impact in 2020:

Sustainable companies—Green Century invests in sustainable, solution-oriented companies, and green and sustainable bonds, such as:

•

Trane Technologies,[1] a holding in the Green Century Balanced Fund, which is providing critical distribution infrastructure for COVID-19 vaccines. To help distribute the Pfizer (and possibly Moderna) vaccine, Trane is providing minus 94 degrees Fahrenheit freezers for road, water, and soon, air travel. Trane also has set an ambitious goal to eliminate one gigaton of carbon dioxide emissions, which is equivalent to the combined emissions of the United Kingdom, Italy, and France, from its customers’ footprint by 2030.

•

Sainsbury’s,[1] third largest supermarket chain in the U.K and a holding in the Green Century MSCI International Index Fund. Last year, Sainsbury employees worked around the clock to get as much food and other essential items from the company’s suppliers, into its warehouses, and onto its shelves as possible. Sainsbury’s also achieved a 24% cut in its absolute carbon emissions, since 2005, earning it a spot on CDP’s “A list” for two consecutive years. It was the first U.K. food retailer to receive this recognition.

•

Microsoft,[1] a holding in the Green Century Equity Fund, which pledged to be carbon negative by 2030. Microsoft also plans to remove all carbon it has emitted, directly or by electrical consumption since its 1975 founding, by 2050.

Shareholder advocacy—Green Century’s shareholder advocacy program continues to achieve significant strides in corporate sustainability, reducing risk for the companies in our portfolio and the environment.

Our team of shareholder advocates directly presses dozens of companies every year to preserve forests, source more renewable energy, reduce plastic pollution, protect the efficiency of medically important antibiotics, and more.

•	Procter & Gamble[1] (P&G)

One of our most noteworthy 2020 engagements was with P&G, one of the largest consumer packaged goods companies in the world. Early in 2020, we filed a resolution with P&G, calling on the company to eliminate deforestation and forest degradation in its supply chain.

P&G currently sources wood pulp certified by the Sustainable Forestry Initiative, which does not prohibit logging in old growth and high conservation value forests, such as the Canadian boreal, or provide safeguards for threatened species like caribou. Our resolution urged P&G to reduce its reliance on natural forest fibers and ensure all remaining virgin fiber is certified by the Forest Stewardship Council (FSC), the industry gold standard.

In October, P&G shareholders considered our resolution at the company’s annual meeting. Although the P&G board had recommended that shareholder reject the resolution, a whopping 67% of the shareholder votes cast were in support of it.*

This is the largest amount of support that a resolution on deforestation has ever received at a company’s annual meeting, which is a clear rebuke to P&G leadership.

We hope P&G executives heed the clear call from its investors to increase its efforts to stop driving deforestation and forest degradation, and we continue to work with them to ensure that they do.

* The percentage in favor was calculated by (i) dividing the number of votes in support of the proposal by (ii) the sum of the number of votes voted in support of and against the proposal. Abstentions and broker non-votes were not included in the calculation.

Nonprofit ownership—As the only mutual fund company in the U.S. wholly owned by environmental and public health nonprofit organizations, Green Century provides direct support to many of the campaigns of our nonprofit owners and partners, including:

•	Environment America’s Wildlife Over Waste campaign, which aims to safeguard fish, birds, and other animals by preventing plastic pollution.

In 2020, Environment New Jersey helped enact the most comprehensive ban on disposable plastic products in the U.S. by knocking on more than 150,000 doors and delivering more than 25,000 petition signatures in favor of the ban to Gov. Phil Murphy. The New Jersey law, which aims to accelerate the quick adoption of reusable bags, bans single-use plastic carryout bags and polystyrene foam food service ware, phases out paper bags at large grocery stores, and allows plastic straws only on request.

For a more detailed look at what your investments helped us achieve last year, please take a moment to read through our Best of 2020 post: www.greencentury.com/best-of-2020

I am proud of all that the Green Century team achieved in an unprecedented and challenging year, and I am eager to see what we are able to accomplish in 2021. Our work to protect the environment, promote clean energy, preserve tropical forests, and more is far from finished—and none of it would be possible without investors, like you.

Thank you for choosing Green Century to help save for your future.

Sincerely,

Leslie Samuelrich, President

Green Century Capital Management

° Green Century Capital Management, Inc. (Green Century) is the investment advisor to the Green Century Funds (The Funds).

Green Century on the Web

E-News.    For more regular updates on the Green Century Funds and on our advocacy efforts, please consider signing up for our e-newsletter. Call 1-800-934-7336, visit www.greencentury.com, or email info@greencentury.com.

Online Access.    Information on your account is available on our website at www.greencentury.com. From the home page, click on Access My Account. Shareholders may also perform online transactions on the site. While there, please consider registering for e-delivery of your statements and other Fund documents.

Twitter.     Green Century is on Twitter. Follow us at Twitter.com/Green Century for a sustainable investor’s perspective on critical issues.

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2020 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-934-7336, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-PORT, Part F. The Green Century Funds’ Forms N-PORT, Part F are available on the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. The information on Form N-PORT, Part F may also be obtained by calling us at 1-800-934-7336, or by e-mailing a request to info@greencentury.com

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2020	Green Century Balanced Fund — Individual Investor Share Class	16.28%	15.95%	11.12%	10.27%	9.21%
	Green Century Balanced Fund — Institutional Share Class**	16.34%	16.02%	11.14%	10.29%	9.22%
	Custom Balanced Fund Index[2]	14.00%	13.98%	10.43%	10.64%	9.61%
January 31, 2021	Green Century Balanced Fund — Individual Investor Share Class	11.10%	15.43%	9.82%	11.23%	8.98%
	Green Century Balanced Fund — Institutional Share Class**	11.20%	15.53%	9.85%	11.25%	8.99%
	Custom Balanced Fund Index[2]	9.43%	12.96%	9.19%	11.09%	9.39%

The Individual Investor Share Class total expense ratio of the Fund is 1.47% and the Institutional Share Class total expense ratio of the Fund is 1.17% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

** Institutional Shares were offered as of November 28, 2020. The Institutional Share Class performance prior to November 28, 2020 reflects the performance of the Fund’s Individual Investor Share Class.

During the six month period ended January 31, 2021, the Balanced Fund outperformed the Custom Balanced Index, with the Institutional Share Class returning 11.20% and the Individual Investor Share Class returning 11.10% while the Custom Balanced index returned 9.43%. For the one year period ending January 31, 2021, both share classes of the Balanced Fund also outperformed the Custom Balanced Index. The Balanced Fund’s Institutional Share Class returned 15.53% and Individual Investor Share Class returned 15.43%, while the Custom Balanced Index returned 12.96%. The Fund’s equity holdings that most positively contributed to relative performance during the twelve months ended January 31, 2021 included: PayPal,1 Hannon Armstrong,1 First Solar,1 ASML,1 and Tractor Supply.1 Holdings detracting from performance included Hexcel,1 NVIDIA,1 KeyCorp,1 AvalonBay,1 and PNC Financial Services.1

Equity markets rose over the 12-month period, despite deep economic anguish inflicted by the Covid-19 pandemic, which disproportionately fell on lower income groups, women, and black and brown communities. As the impact spread, supply lines were disrupted, temporary workers and workers in the hospitality industry quickly lost their jobs, along with millions of other workers. With sharply increased unemployment, state and local budgets shrank, even as local governments faced rising costs for health and safety. One side effect of the speed with which economic activity stopped in March is that Congress and the

Federal Reserve could not ignore the damage, and immediately enacted massive levels of fiscal stimulus, which was mirrored by governments worldwide. These moves pushed interest rates to all-time lows, giving support to key interest-rate sensitive parts of the market, such as auto sales and home prices.

As coronavirus infections rose, continued fiscal and monetary stimulus supported consumer spending, and labor markets improved somewhat but not equitably. The labor force participation rate is nearly 2% below its pre-pandemic level, but the participation rate for women is back to 1995 levels. Small businesses have also been devastated; the portfolio managers expect recovery to take many years. For 2020 as a whole, GDP decreased by -3.5% from the prior year, the worst decline since 1946. For comparison, the drop in 2009 during the financial crisis was -2.8%. Successive erosions in our resiliency reduce our ability to recover, and concentrate the effect of the downturn on lower-wage workers, women, and minorities. The portfolio managers believe society must address these disparate impacts in the recovery to replenish the nation’s reservoir of resiliency. As we rebuild our society and economy, the portfolio managers also see a benefit from addressing the country’s promise of dignity and worth for all members of society.

Financial markets surged November through January, driven by a resurgence in cyclically sensitive stocks, smaller cap names, and rising price/earnings ratios. Catalysts for the resurgence of cyclical stocks included multiple announcements of successful trials for coronavirus vaccines, raising hopes that economic activity might someday return to normal. The election of Joseph Biden as President buoyed clean energy stocks and raised hopes of greater economic stimulus and potential spending on key initiatives like infrastructure. This was further supported by the Georgia Senate run-off election, which provided Democrats with an ever-so-slight majority, while investors shrugged off a terrifying insurrection at the Capital. The more risk-on environment favored small-cap stocks, driving related indices to new highs.

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY (unaudited)

The wingbeats of deficit hawks are awake again in the dawning of a Democratic administration, insisting that the country surely does not have the resources to repair our ravaged and shredded social safety net but must immediately resume austerity measures and pay no heed to ever-growing income and wealth inequality. In the U.S., a staggering death toll has encoded the value our society places on each of us by virtue of our race, gender, ethnicity, age, and class in our very lives and deaths. It is long past time to act on climate change, to recognize that deep inequality threatens the stability of both our political system and our markets, and to enact policies that support widespread economic growth, not just gain for the few. The portfolio managers are optimistic that Joseph Biden and Kamala Harris, both seasoned veterans of the U.S. Senate, will work with leaders of Congress and the Senate to enact Biden’s policy priorities of containing the spread of coronavirus, addressing climate change, pursuing economic recovery measures consistent with addressing climate change, racial equity, gender equity, and reinvestment in American manufacturing, and income inequality, and in doing so, will also promulgate many of the tenets underlying ESG investment philosophies.

Despite the notable rise in equity valuations, the portfolio managers believe this risk-on sentiment may continue into the near-term given comparative valuations for bonds. Their outlook has remained relatively steady, focusing on long-term, leading economic indicators rather than the volatile news cycle. While economic and geopolitical risks remain elevated, a broad set of data continues to forecast positive, though low, growth in 2021, for both the U.S. and the global economy. Market moves from here will likely continue to be driven by idiosyncratic dynamics from certain sectors and stocks, rather than a re-rating of broad swaths of the equity market.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The Green Century Balanced Fund does not invest in fossil fuels though most other diversified mutual funds do.

The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social ex Fossil Fuels Index (the KLD 400 Index or the Index),3 comprised primarily of large capitalization U.S. companies selected based on comprehensive environmental, social and governance sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	Average Annual Returns*
		Six Months	One Year	Three Years	Five Years	Ten Years
December 31, 2020	Green Century Equity Fund — Individual Investor Share Class	21.59%	22.23%	15.32%	15.25%	13.34%
	Green Century Equity Fund — Institutional Share Class	21.77%	22.58%	15.63%	15.43%	13.43%
	S&P 500® Index[4]	22.16%	18.40%	14.18%	15.22%	13.88%
January 31, 2021	Green Century Equity Fund — Individual Investor Share Class	14.92%	20.10%	12.64%	16.23%	13.04%
	Green Century Equity Fund — Institutional Share Class	15.10%	20.43%	12.95%	16.42%	13.13%
	S&P 500® Index[4]	14.47%	17.25%	11.70%	16.16%	13.50%

The Individual Investor Share Class total expense ratio of the Fund is 1.25% and the Institutional Share Class total expense ratio of the Fund is 0.95% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

As of April 1, 2014, the Equity Fund invests in the common stocks which make up the MSCI KLD 400 Social ex Fossil Fuel Index; prior to April 1, 2014, the Fund invested in the common stocks which made up the MSCI KLD 400 Social Index.

For the six month period ended January 31, 2021, the Green Century Equity Fund, which closely tracks the MSCI KLD 400 Social ex Fossil Fuels Index, outperformed the S&P 500® Index by 45 basis points in the Individual Investor Share Class and by 63 basis points in the Institutional Share Class. The Equity Fund returned 14.92% in the Individual Investor Share Class and 15.10% in the Institutional Share Class for this six month period ended January 31, 2021, while the S&P 500 returned 14.47% during the same period.

As the MSCI KLD 400 Social ex Fossil Fuels Index does not include all of the stocks in the S&P 500® Index and includes some stocks not included in the S&P 500® Index, the performance of the Equity Fund can be expected to differ from the performance of the broader benchmark. The difference in performance of the Equity Fund relative to the S&P 500 was influenced by differences in sector allocation and stock selection criteria between the Fund and the Index.

The Real Estate sector was the worst performing sector of the Index, returning 3.36%. The Equity Fund held a 3% allocation to this sector, which was slightly higher than the 2.46% weight in the S&P 500. The performance of the Fund, relative to the S&P 500® Index, was positively impacted by stock selection within the Consumer Discretionary, Consumer Services and Utilities sectors. The relative performance of the Fund was negatively impacted by stock selection within the Energy, Information Technology, Financials, and Materials sectors.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the Equity Fund were Consumer Discretionary, Industrials and Financials, which returned 45.57%, 20.59%, and 18.99%, respectively. The worst performing sectors were Real Estate and Consumer Staples, which returned 1.62% and 2.17%, respectively, for the six month period ended January 31, 2021.

Within the S&P 500® Index, Financials and Industrials were the strongest performing sectors, gaining 21.95% and 19.36%, respectively. The worst performing sectors were Real Estate and Utilities, which returned 3.36% and 3.92%, respectively, for the six month period ended January 31, 2021.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY (unaudited)

THE GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

The Green Century MSCI International Index Fund (the International Fund) invests in the stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the Index),5 comprised primarily of foreign companies selected based on comprehensive environmental, social and governance (ESG) sustainability criteria. The International Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

		CUMULATIVE RETURNS*	AVERAGE ANNUAL RETURNS*
	Inception Date: September 30, 2016	Six Months	One Year	Three Years	Since Inception
December 31, 2020	Green Century MSCI International Index Fund — Individual Investor Share Class	20.48%	12.17%	6.31%	9.00%
	Green Century MSCI International Index Fund — Institutional Share Class	20.64%	12.43%	6.63%	9.30%
	MSCI World ex USA Index[6]	21.55%	7.59%	4.22%	8.25%
January 31, 2021	Green Century MSCI International Index Fund — Individual Investor Share Class	14.98%	12.29%	4.42%	8.41%
	Green Century MSCI International Index Fund — Institutional Share Class	15.21%	12.72%	4.74%	8.72%
	MSCI World ex USA Index[6]	17.13%	8.54%	2.29%	7.82%

The Individual Investor Share Class total expense ratio of the Fund is 1.28% and the Institutional Share Class total expense ratio of the Fund is 0.98% as of the most recent prospectus.

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century MSCI International Index Fund closely tracks the MSCI World ex USA SRI ex Fossil Fuels Index. The International Fund’s Individual Investor Share Class returned 14.98% and the International Fund’s Institutional Share Class returned 15.21% for the six month period ended January 31, 2021, underperforming the MSCI World ex USA Index, the Fund’s benchmark, which returned 17.13% during the same period. For the remaining time periods in the performance chart, both share classes of the International Fund outperformed the Fund’s benchmark.

The International Fund’s benchmark, the MSCI World ex USA Index, is not a values-based or ESG screened index and may invest in fossil fuels, nuclear weapons, and producers of genetically modified organisms. The difference in performance of the International Fund relative to this Index was largely due to differences in sector allocation and stock selection criteria between the Fund and the Index.

According to an analysis by the Fund’s portfolio managers, the strongest performing sectors in the International Fund were Utilities, Consumer Discretionary and Industrials, which returned 63.39%, 26.55% and 24.16%, respectively. The worst performing sectors were Consumer Staples and Health Care, which returned 5.59% and 5.91%, respectively, for the six month period ended January 31, 2021.

Within the MSCI World ex-USA Index, Consumer Discretionary and Industrials were the strongest performing sectors, gaining 29.24% and 24.43%, respectively. The worst performing sectors were Consumer Staples and Health Care, which returned 3.50% and 4.94%, respectively, for the six month period ended January 31, 2021.

The International Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The developed ex-U.S. equities in which the International Fund is invested may perform worse than the stock market as a whole. The International Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND

INVESTMENT BY COUNTRY (unaudited)

1 As of January 31, 2021, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
Trane Technologies	2.51%	0.20%	0.00%
Sainsbury PLC	0.00%	0.00%	0.13%
Microsoft Corporation	3.48%	9.83%	0.00%
The Procter & Gamble Company	0.63%	1.88%	0.00%
PayPal Holdings, Inc.	1.74%	1.54%	0.00%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.03%	0.00%	0.00%

Portfolio Holdings	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND	GREEN CENTURY INTERNATIONAL INDEX FUND
First Solar, Inc.	0.96%	0.00%	0.00%
ASML Holding NV	1.24%	0.00%	4.99%
Tractor Supply Company	0.86%	0.10%	0.00%
NVIDIA Corporation	0.85%	1.89%	0.00%
KeyCorp	0.77%	0.10%	0.00%
AvalonBay Communities, Inc.	0.50%	0.14%	0.00%
The PNC Financial Services Group, Inc.	0.98%	0.36%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. Note that some of the holdings discussed above may not have been held by any Fund during the six-month period ended January 31, 2021, or may have been held by a Fund for a portion of the period, or may have been held by a Fund for the entire period. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

2 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

3 The MSCI KLD 400 Social ex Fossil Fuels Index (the KLD400 ex Fossil Fuels Index) is a custom index calculated by MSCI Inc. and is comprised of the common stocks of the approximately 400 companies in the MSCI KLD 400 Social Index (the KLD400 Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the KLD400 Index. The KLD400 Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive Environmental, Social and Governance (ESG) characteristics and consists of approximately 400 companies selected from the MSCI USA Investable Market Index. It is not possible to invest directly in an index.

4 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

5 The World ex USA SRI ex Fossil Fuels Index is a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed market countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding ESG ratings and excludes companies whose products have negative social or environmental impacts. It is not possible to invest directly in an index.

6 The MSCI World ex USA Index is a custom index calculated by MSCI Inc. The MSCI World ex USA Index includes large and mid-cap stocks across 22 of 23 Developed Markets countries and excludes the United States. With 1,023 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World ex USA Index is a free float-adjusted market capitalization index. It is not possible to invest directly in the MSCI World ex USA Index.

The Funds’ environmental criteria limit the investments available to the Funds compared to mutual funds that do not use environmental criteria.

This information has been prepared from sources believed reliable. The views expressed are as of the date of publication and are those of the Advisor to the Funds.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC 2/21

The Green Century Equity Fund and the Green Century MSCI International Index Fund (the “Funds”) are not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Funds or any index on which a Fund is based. The MSCI Parties are not sponsors of the Funds and are not affiliated with the Funds in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Funds.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2021 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2020 to January 31, 2021 for the Balanced Fund Investor Class, Equity Fund, and MSCI International Fund, and December 1, 2020 to January 31, 2021 for the Balanced Fund Institutional Class (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5%hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2020	ENDING ACCOUNT VALUE JANUARY 31, 2021	EXPENSES PAID DURING THE PERIOD[1]

Balanced Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,111.00	$7.81
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,017.60	7.47

	BEGINNING ACCOUNT VALUE DECEMBER 1, 2020	ENDING ACCOUNT VALUE JANUARY 31, 2021	EXPENSES PAID DURING THE PERIOD
Actual Expenses — Institutional Class[2]	$1,000.00	$1,020.90	$2.00
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,019.12	5.94

	BEGINNING ACCOUNT VALUE AUGUST 1, 2020	ENDING ACCOUNT VALUE JANUARY 31, 2021	EXPENSES PAID DURING THE PERIOD[1]

Equity Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,149.20	$6.77
Actual Expenses — Institutional Class	1,000.00	1,151.00	5.15
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.70	6.36
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.21	4.84

	BEGINNING ACCOUNT VALUE AUGUST 1, 2020	ENDING ACCOUNT VALUE JANUARY 31, 2021	EXPENSES PAID DURING THE PERIOD[1]

MSCI International Index Fund
Actual Expenses — Individual Investor Class	$1,000.00	$1,149.80	$6.94
Actual Expenses — Institutional Class	1,000.00	1,152.10	5.32
Hypothetical Example, assuming a 5% return before expenses — Individual Investor Class	1,000.00	1,018.55	6.52
Hypothetical Example, assuming a 5% return before expenses — Institutional Class	1,000.00	1,020.06	4.99

1 Expenses are equal to the Funds’ annualized expense ratios (1.47% for the Balanced Fund Individual Investor Class, 1.25% for the Equity Fund Individual Investor Class, 0.95% for the Equity Fund Institutional Class, 1.28% for the MSCI International Index Fund Individual Investor Class and 0.98% for the MSCI International Index Fund Institutional Class), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Expenses are equal to the Funds’ annualized expense ratios (1.17% for the Balanced Fund Institutional Class), multiplied by the average account value over the period, multiplied by 62/365 (to reflect period since inception).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)

COMMON STOCKS — 65.1%
	SHARES	VALUE
Software & Services — 10.3%
Adobe, Inc. (a)	8,785	$4,030,295
Autodesk, Inc. (a)	11,965	3,319,450
Blackbaud, Inc.	20,007	1,330,265
Mastercard, Inc., Class A	20,267	6,410,249
Microsoft Corporation	53,091	12,314,988
PayPal Holdings, Inc. (a)	26,237	6,147,592
salesforce.com, Inc. (a)	12,572	2,835,740

		36,388,579

Capital Goods — 6.1%
A.O. Smith Corporation	36,108	1,960,664
Deere & Company	8,712	2,516,026
Eaton Corporation PLC	30,012	3,532,412
Illinois Tool Works, Inc.	11,220	2,179,036
Rockwell Automation, Inc.	8,926	2,218,379
Trane Technologies PLC	33,689	4,829,318
Westinghouse Air Brake Technologies Corporation	33,630	2,495,682
Xylem, Inc.	21,084	2,036,504

		21,768,021

Technology Hardware & Equipment — 5.1%
Apple, Inc.	108,052	14,258,542
Palo Alto Networks, Inc. (a)	11,443	4,013,632

		18,272,174

Pharmaceuticals & Biotechnology — 4.9%
AstraZeneca PLC ADR (b)	69,516	3,517,510
Illumina, Inc. (a)	6,510	2,776,124
IQVIA Holdings, Inc. (a)	15,895	2,826,131
Merck & Company, Inc.	55,816	4,301,739
Roche Holding AG ADR (b)	33,882	1,470,818
Thermo Fisher Scientific, Inc.	4,789	2,440,953

		17,333,275

Banks — 4.8%
East West Bancorp, Inc.	48,545	2,909,787
First Republic Bank	26,159	3,792,793
KeyCorp	161,925	2,730,056
PNC Financial Services Group, Inc. (The)	24,069	3,454,383
SVB Financial Group (a)	9,610	4,207,066

		17,094,085

	SHARES	VALUE
Healthcare Equipment & Services — 4.2%
Anthem, Inc.	9,997	$2,968,909
Baxter International, Inc.	28,987	2,227,071
CVS Health Corp.	31,621	2,265,645
Medtronic PLC	22,868	2,545,894
Quest Diagnostics, Inc.	17,247	2,227,450
Stryker Corporation	12,760	2,820,088

		15,055,057

Media & Entertainment — 4.1%
Alphabet, Inc., Class A (a)	6,286	11,486,785
New York Times Company (The), Class A	59,028	2,927,199

		14,413,984

Retailing — 3.9%
Home Depot, Inc. (The)	13,443	3,640,633
Target Corporation	19,709	3,570,680
TJX Companies, Inc. (The)	55,313	3,542,244
Tractor Supply Company	21,604	3,062,151

		13,815,708

Semiconductors — 3.6%
Analog Devices, Inc.	24,092	3,549,474
ASML Holding NV (b)	8,209	4,384,919
NVIDIA Corporation	5,794	3,010,505
Xilinx, Inc.	13,861	1,809,831

		12,754,729

Renewable Energy & Energy Efficiency — 2.8%
First Solar, Inc. (a)	34,146	3,385,576
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	61,435	3,633,880
Ormat Technologies, Inc.	24,340	2,778,655

		9,798,111

Materials — 1.8%
Ball Corporation	28,637	2,520,629
Ingevity Corporation (a)	43,897	2,883,594
International Flavors & Fragrances, Inc.	9,475	1,064,800

		6,469,023

Consumer Durables & Apparel — 1.8%
NIKE, Inc., Class B	24,970	3,335,742

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	SHARES	VALUE
Consumer Durables & Apparel — (continued)
VF Corporation	39,265	$3,018,301

		6,354,043

Insurance — 1.7%
Aflac, Inc.	56,782	2,565,411
Travelers Companies, Inc. (The)	25,349	3,455,068

		6,020,479

Food & Staples Retailing — 1.7%
Costco Wholesale Corporation	10,528	3,710,383
Sysco Corporation	30,845	2,205,726

		5,916,109

Real Estate — 1.6%
American Tower Corporation	10,311	2,344,309
AvalonBay Communities, Inc.	10,785	1,765,181
Prologis, Inc.	14,215	1,466,988

		5,576,478

Household & Personal Products — 1.6%
Procter & Gamble Company (The)	17,374	2,227,521
Unilever PLC ADR (b)	56,418	3,291,426

		5,518,947

Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	9,336	1,257,186
United Parcel Service, Inc., Class B	14,085	2,183,175

		3,440,361

Utilities — 0.9%
American Water Works Company, Inc.	21,296	3,386,490

Food & Beverage — 0.8%
McCormick & Company, Inc.	29,982	2,684,588

Automobiles & Components — 0.7%
Aptiv PLC	18,441	2,463,718

Consumer Services — 0.6%
Starbucks Corporation	21,537	2,084,997

Telecommunication Services — 0.6%
Verizon Communications, Inc.	36,932	2,022,027

Diversified Financials — 0.5%
Charles Schwab Corporation (The)	38,304	1,974,188

Total Common Stocks (Cost $127,431,860)		230,605,171

BONDS & NOTES — 33.0%
	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — 17.6%
Apple, Inc. 2.85%, due 2/23/23 (c)	$3,000,000	$3,152,424
Apple, Inc. 3.00%, due 6/20/27 (c)	2,000,000	2,245,222
Asian Development Bank 2.125%, due 3/19/25 (b)	1,000,000	1,070,993
Asian Development Bank 3.125%, due 9/26/28 (b)	4,000,000	4,634,372
BlueHub Loan Fund, Inc. 2.89%, due 1/1/27	2,000,000	1,997,200
Boston Properties LP 4.50%, due 12/1/28 (c)	4,500,000	5,338,836
Bridge Housing Corporation 3.25%, due 7/15/30 (c)	4,500,000	4,447,629
City & County of San Francisco CA Community Facilities District No. 2014-1 2.75%, due 9/1/23	650,000	674,537
City of San Francisco CA Public Utilities Commission Water Revenue 2.806%, due 11/1/23	2,000,000	2,136,460
European Investment Bank 2.50%, due 10/15/24 (b)	2,000,000	2,159,230
European Investment Bank 2.125%, due 4/13/26 (b)	500,000	540,358
International Bank for Reconstruction & Development 2.125%, due 3/3/25 (b)	2,000,000	2,139,240
International Finance Corporation 2.125%, due 4/7/26 (b)	500,000	540,440
Korea Development Bank (The) 0.962% (3-Month USD Libor+72.5 basis points), due 7/6/22 (b)(d)	1,250,000	1,258,855
Kreditanstalt fuer Wiederaufbau 2.00%, due 11/30/21 (b)	1,000,000	1,015,343
National Australia Bank Ltd. 3.625%, due 6/20/23 (b)	2,000,000	2,157,100
Nederlandse Waterschapsbank NV 2.375%, due 3/24/26 (b)(e)	1,000,000	1,089,391

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	PRINCIPAL AMOUNT	VALUE
Green and Sustainability Bonds — (continued)
New Jersey Infrastructure Bank 3.00%, due 9/1/31	$2,500,000	$2,756,025
Nordic Investment Bank 2.25%, due 9/30/21 (b)	1,500,000	1,521,294
Regency Centers LP 3.75%, due 6/15/24 (c)	2,000,000	2,158,038
San Francisco Bay Area Rapid Transit District 2.622%, due 8/1/29	2,000,000	2,206,360
Starbucks Corporation 2.45%, due 6/15/26 (c)	4,500,000	4,836,942
United States International Development Finance Corporation 3.28%, due 9/15/29	689,831	777,587
United States International Development Finance Corporation 3.33%, due 5/15/33	223,521	252,611
United States International Development Finance Corporation 3.43%, due 6/1/33	213,699	247,775
United States International Development Finance Corporation 3.05%, due 6/15/35	1,387,050	1,565,735
United States International Development Finance Corporation 2.58%, due 7/15/38	3,000,000	3,327,603
Verizon Communications, Inc. 3.875%, due 2/8/29 (c)	3,500,000	4,051,558
Visa, Inc. 0.75%, due 8/15/27 (c)	2,000,000	1,981,230

		62,280,388

U.S. Government Agencies — 5.6%
Federal Farm Credit Banks Funding Corporation 1.625%, due 9/17/21	3,000,000	3,029,355
Federal Farm Credit Banks Funding Corporation 2.26%, due 11/13/24	500,000	536,543

	PRINCIPAL AMOUNT	VALUE
U.S. Government Agencies — (continued)
Federal Farm Credit Banks Funding Corporation 1.82%, due 12/18/25	$3,000,000	$3,184,122
Federal Farm Credit Banks Funding Corporation 2.80%, due 11/12/27	3,000,000	3,387,276
Federal Home Loan Banks 0.25%, due 6/3/22	3,500,000	3,508,435
Federal Home Loan Banks 1.875%, due 12/9/22	3,000,000	3,097,281
Federal Home Loan Mortgage Corporation 0.45%, due 11/28/23 (c)	3,000,000	3,001,536

		19,744,548

Community Development Financial Institutions — 3.5%
Capital Impact Partners 2.60%, due 12/15/22	2,000,000	2,022,606
Capital Impact Partners 1.00%, due 9/15/25 (c)	1,500,000	1,488,467
Enterprise Community Loan Fund, Inc. 4.152%, due 11/1/28 (c)	3,000,000	3,143,211
Local Initiatives Support Corporation 1.00%, due 11/15/25	2,000,000	2,001,024
Local Initiatives Support Corporation 3.782%, due 3/1/27 (c)	2,000,000	2,199,292
Reinvestment Fund, Inc. (The) 3.78%, due 2/15/26	1,400,000	1,463,256

		12,317,856

Software & Services — 2.1%
Adobe, Inc. 3.25%, due 2/1/25 (c)	3,500,000	3,843,280
salesforce.com, Inc. 3.70%, due 4/11/28 (c)	3,000,000	3,497,106

		7,340,386

Media & Entertainment — 1.3%
Alphabet, Inc. 1.998%, due 8/15/26 (c)	3,500,000	3,724,682

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE
Media & Entertainment — (continued)
Oracle Corporation 2.50%, due 5/15/22 (c)	$1,000,000	$1,024,894

		4,749,576

Capital Goods — 1.1%
Trane Technologies Luxembourg Finance SA 3.80%, due 3/21/29 (b)(c)	3,500,000	4,062,426

Diversified Financials — 0.9%
Bank of New York Mellon Corporation (The) 3.55%, due 9/23/21 (c)	1,000,000	1,018,776
State Street Corporation 3.10%, due 5/15/23	2,000,000	2,123,810

		3,142,586

Insurance — 0.4%
Travelers Property Casualty Corporation 7.75%, due 4/15/26	1,000,000	1,341,851

Real Estate — 0.3%
Healthpeak Properties Inc. 3.875%, due 8/15/24 (c)	1,000,000	1,106,474

Healthy Living — 0.2%
Whole Foods Market, Inc. 5.20%, due 12/3/25 (c)(e)	500,000	587,346

Total Bonds & Notes (Cost $111,270,206)		116,673,437

SHORT-TERM INVESTMENTS — 1.7%
UMB Money Market Fiduciary Account, 0.01% (f) (Cost $6,116,101)		6,116,101

Total Short-term Investments (Cost $6,116,101)		6,116,101

TOTAL INVESTMENTS (g) — 99.8%
(Cost $244,818,167)		353,394,709
Other Assets Less Liabilities — 0.2%		882,286

NET ASSETS — 100.0%		$354,276,995

(a)	Non-income producing security.
(b)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Callable
(d)	Floating rate bond. Rate shown is currently in effect at January 31, 2021.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,676,737.

(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $244,593,572 resulting in gross unrealized appreciation and depreciation of $110,102,161 and $1,301,024 respectively, or net unrealized appreciation of $108,801,137.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)

COMMON STOCKS — 99.5%
	SHARES	VALUE

Software & Services — 23.5%
Accenture PLC, Class A (a)	15,550	$3,761,856
Adobe, Inc. (b)	11,733	5,382,748
ANSYS, Inc. (b)	2,099	743,823
Autodesk, Inc. (b)	5,357	1,486,193
Automatic Data Processing, Inc.	10,483	1,730,953
Cadence Design Systems, Inc. (b).	6,801	886,782
Citrix Systems, Inc.	2,880	383,933
Cognizant Technology Solutions Corporation, Class A	13,276	1,034,864
Fortinet, Inc. (b)	3,369	487,663
International Business Machines Corporation	21,735	2,588,856
Intuit, Inc.	6,378	2,303,925
Mastercard, Inc., Class A	21,832	6,905,243
Microsoft Corporation	175,744	40,765,578
NortonLifeLock, Inc.	13,741	289,523
Okta, Inc. (b)	2,931	759,158
Oracle Corporation	48,775	2,947,473
Paycom Software, Inc. (b)	1,218	462,523
PayPal Holdings, Inc. (b)	27,271	6,389,868
salesforce.com, Inc. (b)	22,243	5,017,131
ServiceNow, Inc. (b)	4,678	2,540,903
Slack Technologies, Inc., Class A (b)	9,547	402,597
Splunk, Inc. (b)	3,887	641,472
Teradata Corporation (b)	2,680	72,092
Visa, Inc., Class A	41,215	7,964,799
VMware, Inc., Class A (b)	2,061	284,109
Western Union Company (The)	10,089	224,682
Workday, Inc., Class A (b)	4,325	984,067

		97,442,814

Media & Entertainment — 12.5%
Alphabet, Inc., Class A (b)	7,344	13,420,132
Alphabet, Inc., Class C (b)	7,342	13,478,003
Discovery, Inc., Class A (b)	3,926	162,615
Discovery, Inc., Class C (b)	7,908	277,017
Electronic Arts, Inc.	7,054	1,010,133
Facebook, Inc., Class A (b)	58,763	15,180,246
John Wiley & Sons, Inc., Class A .	1,100	50,171
Liberty Global PLC, Class A (a)(b)	4,029	97,260
Liberty Global PLC, Series C (a)(b)	9,288	224,398
New York Times Company (The), Class A	3,454	171,284

	SHARES	VALUE

Media & Entertainment — (continued)
Omnicom Group, Inc.	5,274	$328,992
Scholastic Corporation	689	17,756
Walt Disney Company (The) (b)	44,156	7,425,714

		51,843,721

Pharmaceuticals & Biotechnology — 6.7%
AbbVie, Inc.	43,151	4,422,115
Agilent Technologies, Inc.	7,522	903,919
Amgen, Inc.	14,333	3,460,416
Biogen, Inc. (b)	3,876	1,095,396
BioMarin Pharmaceutical, Inc. (b)	4,436	367,212
Bio-Techne Corporation	933	303,141
Bristol-Myers Squibb Company	55,123	3,386,206
Gilead Sciences, Inc.	30,564	2,004,998
Illumina, Inc. (b)	3,571	1,522,817
IQVIA Holdings, Inc. (b)	4,678	831,748
Jazz Pharmaceuticals PLC (a)(b)	1,358	211,169
Merck & Company, Inc.	61,873	4,768,552
Mettler-Toledo International, Inc. (b)	586	684,507
Vertex Pharmaceuticals, Inc. (b)	6,348	1,454,200
Waters Corporation (b)	1,529	404,681
Zoetis, Inc.	11,585	1,786,986

		27,608,063

Semiconductors — 6.5%
Advanced Micro Devices, Inc. (b)	28,698	2,457,697
Analog Devices, Inc.	9,026	1,329,801
Applied Materials, Inc.	22,361	2,161,861
Intel Corporation	103,925	5,768,877
Lam Research Corporation	3,550	1,718,022
Microchip Technology, Inc.	6,169	839,663
NVIDIA Corporation	15,084	7,837,495
ON Semiconductor Corporation (b)	10,073	347,418
Skyworks Solutions, Inc.	4,083	691,048
Texas Instruments, Inc.	22,405	3,712,284

		26,864,166

Capital Goods — 5.4%
3M Company	14,064	2,470,482
A.O. Smith Corporation	3,316	180,059
AGCO Corporation	1,553	172,228
Air Lease Corporation, Class A	2,626	104,068
Allegion PLC (a)	2,265	242,378

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	SHARES	VALUE

Capital Goods — (continued)
Applied Industrial Technologies, Inc.	937	$65,955
Builders FirstSource, Inc. (b)	4,748	181,611
Caterpillar, Inc.	13,217	2,416,596
Cummins, Inc.	3,607	845,553
Deere & Company	7,268	2,098,998
Dover Corporation	3,495	407,133
Eaton Corporation PLC	9,778	1,150,871
EMCOR Group, Inc.	1,347	118,940
Fastenal Company	14,011	638,761
Flowserve Corporation	3,223	114,610
Fortive Corporation	7,436	491,371
Fortune Brands Home & Security, Inc.	3,388	292,215
Graco, Inc.	4,002	275,898
Granite Construction, Inc.	1,156	34,229
H&E Equipment Services, Inc.	741	20,363
Illinois Tool Works, Inc.	7,729	1,501,049
Lennox International, Inc.	846	233,065
Lincoln Electric Holdings, Inc.	1,385	158,582
Masco Corporation	6,464	351,060
Meritor, Inc. (b)	1,697	43,800
Middleby Corporation (The) (b)	1,365	185,258
Owens Corning	2,664	206,726
PACCAR, Inc.	8,449	770,718
Parker-Hannifin Corporation	3,139	830,611
Quanta Services, Inc.	3,381	238,259
Rockwell Automation, Inc.	2,833	704,085
Roper Technologies, Inc.	2,564	1,007,421
Sensata Technologies Holding NV (b)	3,862	210,479
Snap-on, Inc.	1,268	228,227
Spirit AeroSystems Holdings, Inc., Class A	2,596	87,926
Stanley Black & Decker, Inc.	3,896	675,917
Tennant Company	432	29,268
Timken Company (The)	1,640	124,082
Trane Technologies PLC (a)	5,865	840,748
United Rentals, Inc. (b)	1,763	428,427
W.W. Grainger, Inc.	1,113	405,566
Westinghouse Air Brake
Technologies Corporation	4,423	328,231
Xylem, Inc.	4,403	425,286

		22,337,110

	SHARES	VALUE

Healthcare Equipment & Services — 4.4%
ABIOMED, Inc. (b)	1,104	$384,468
Align Technology, Inc. (b)	1,833	963,022
AmerisourceBergen Corporation .	3,746	390,333
Becton, Dickinson and Company .	7,067	1,850,070
Cardinal Health, Inc.	7,157	384,546
Centene Corporation (b)	14,206	856,622
Cerner Corporation	7,483	599,463
Cigna Corporation	8,953	1,943,249
Cooper Cos., Inc. (The)	1,305	475,072
DaVita, Inc. (b)	1,944	228,167
DENTSPLY SIRONA, Inc.	5,380	287,776
DexCom, Inc. (b)	2,341	877,524
Edwards Lifesciences Corporation (b)	15,210	1,256,042
HCA Healthcare, Inc.	6,621	1,075,780
Henry Schein, Inc. (b)	3,505	230,804
Hologic, Inc. (b)	6,328	504,531
Humana, Inc.	3,236	1,239,744
IDEXX Laboratories, Inc. (b)	2,083	997,091
Laboratory Corporation of America Holdings (b)	2,381	545,035
MEDNAX, Inc. (b)	2,055	56,040
Patterson Companies, Inc.	2,118	67,098
Quest Diagnostics, Inc.	3,282	423,870
ResMed, Inc.	3,525	710,534
Select Medical Holdings Corporation (b)	2,676	68,773
Teladoc Health, Inc. (b)	2,783	734,239
Varian Medical Systems, Inc. (b)	2,230	391,521
West Pharmaceutical Services,
Inc.	1,804	540,280

		18,081,694

Diversified Financials — 4.1%
Ally Financial, Inc.	9,168	346,917
American Express Company	16,688	1,940,147
Ameriprise Financial, Inc.	2,923	578,374
Bank of New York Mellon Corporation (The)	19,426	773,738
BlackRock, Inc.	3,724	2,611,492
Charles Schwab Corporation (The)	37,278	1,921,308
CME Group, Inc.	8,764	1,592,769
Equitable Holdings, Inc.	9,964	246,908
FactSet Research Systems, Inc.	930	281,176
Franklin Resources, Inc.	7,253	190,682

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	SHARES	VALUE

Diversified Financials — (continued)
Intercontinental Exchange, Inc.	13,275	$1,464,896
Invesco Ltd.	9,585	197,355
Moody’s Corporation	4,136	1,101,251
Northern Trust Corporation	4,842	431,858
S&P Global, Inc.	5,876	1,862,692
State Street Corporation	8,596	601,720
T. Rowe Price Group, Inc.	5,563	870,498
Voya Financial, Inc.	3,101	171,982

		17,185,763

Food & Beverage — 4.0%
Archer-Daniels-Midland Company	13,544	677,335
Bunge Ltd.	3,427	224,263
Campbell Soup Company	4,448	213,993
Coca-Cola Company (The)	99,690	4,800,073
Darling Ingredients, Inc. (b)	3,977	246,614
General Mills, Inc.	14,990	870,919
Hormel Foods Corporation	7,254	339,922
Ingredion, Inc.	1,646	124,224
JM Smucker Company (The)	2,797	325,599
Kellogg Company	6,280	370,143
Keurig Dr Pepper, Inc.	13,811	439,190
Kraft Heinz Company (The)	16,560	554,926
Lamb Weston Holdings, Inc.	3,574	266,978
McCormick & Company, Inc.	6,064	542,970
Mondelez International, Inc., Class A	34,890	1,934,302
PepsiCo, Inc.	33,874	4,626,172

		16,557,623

Retailing — 3.8%
AutoNation, Inc. (b)	1,394	99,364
Best Buy Company, Inc.	5,680	618,097
Booking Holdings, Inc. (b)	1,000	1,944,330
Buckle, Inc. (The)	702	27,603
CarMax, Inc. (b)	3,982	469,000
Foot Locker, Inc.	2,435	106,702
GameStop Corporation, Class A (b)	1,425	463,125
Gap, Inc. (The) (b)	5,511	111,598
Home Depot, Inc. (The)	26,297	7,121,753
Kohl’s Corporation	3,818	168,221
LKQ Corporation (b)	7,096	248,999
Lowe’s Companies, Inc.	18,447	3,077,882
Nordstrom, Inc.	2,708	95,999

	SHARES	VALUE

Retailing — (continued)
ODP Corporation (The)	1,322	$56,436
Pool Corporation	981	347,450
Signet Jewelers Ltd.	1,290	52,400
Tractor Supply Company	2,854	404,526
Ulta Beauty, Inc. (b)	1,314	367,605

		15,781,090

Renewable Energy & Energy Efficiency — 3.8%
Acuity Brands, Inc.	974	117,114
Itron, Inc. (b)	930	79,998
Johnson Controls International, PLC	18,152	904,333
Ormat Technologies, Inc.	1,007	114,959
Tesla, Inc. (b)	18,230	14,466,052

		15,682,456

Household & Personal Products — 3.0%
Clorox Company (The)	3,104	650,164
Colgate-Palmolive Company	19,933	1,554,774
Estee Lauder Companies, Inc. (The), Class A	5,497	1,300,865
Kimberly-Clark Corporation	8,351	1,103,167
Procter & Gamble Company (The)	60,885	7,806,066

		12,415,036

Real Estate — 3.0%
American Tower Corporation	10,843	2,465,265
AvalonBay Communities, Inc.	3,435	562,206
Boston Properties, Inc.	3,613	329,759
CBRE Group, Inc., Class A (b)	8,250	503,085
Corporate Office Properties Trust .	2,759	72,479
Digital Realty Trust, Inc.	6,592	948,918
Duke Realty Corporation	9,042	357,702
Equinix, Inc.	2,158	1,596,834
Equity Residential	9,078	559,568
Federal Realty Investment Trust	1,765	154,543
Healthpeak Properties, Inc.	13,135	389,453
Host Hotels & Resorts, Inc.	17,313	234,591
Iron Mountain, Inc.	7,071	238,081
Jones Lang LaSalle, Inc. (b)	1,268	185,394
Macerich Company (The)	2,614	41,040
PotlatchDeltic Corporation	1,645	78,565
Prologis, Inc.	18,011	1,858,735
Realogy Holdings Corporation (b)	2,839	40,314

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	SHARES	VALUE

Real Estate — (continued)
SBA Communications Corporation, Class A	2,748	$738,305
Simon Property Group, Inc.	7,940	737,864
UDR, Inc.	7,256	278,993

		12,371,694

Materials — 2.9%
Air Products & Chemicals, Inc.	5,384	1,436,236
Albemarle Corporation	2,601	423,079
Amcor PLC (a)	37,839	413,959
Avery Dennison Corporation	2,042	308,076
Axalta Coating Systems Ltd. (b)	5,151	139,025
Ball Corporation	7,982	702,576
Compass Minerals International, Inc.	835	48,647
Domtar Corporation	1,357	40,669
Ecolab, Inc.	6,282	1,284,732
H.B. Fuller Company	1,275	64,885
International Flavors & Fragrances, Inc.	2,084	234,200
Linde PLC (a)	12,844	3,151,917
Minerals Technologies, Inc.	830	51,153
Mosaic Company (The)	8,847	229,668
Newmont Corporation	19,565	1,166,074
PPG Industries, Inc.	5,766	776,738
Schnitzer Steel Industries, Inc., Class A	666	19,660
Sealed Air Corporation	3,826	161,725
Sherwin-Williams Company (The)	1,997	1,381,525
Sonoco Products Company	2,471	143,096

		12,177,640

Technology Hardware & Equipment — 2.7%
Cisco Systems, Inc.	103,179	4,599,720
Cognex Corporation	4,216	346,260
CommScope Holding Company, Inc. (b)	4,817	70,762
Corning, Inc.	18,591	666,859
Dell Technologies, Inc., Class C (b)	5,917	431,290
F5 Networks, Inc. (b)	1,500	293,925
Flex Ltd. (b)	12,229	215,719
Hewlett Packard Enterprise Company	31,376	387,180
HP, Inc.	34,900	849,466
Keysight Technologies, Inc. (b)	4,574	647,633

	SHARES	VALUE

Technology Hardware & Equipment — (continued)
Motorola Solutions, Inc.	4,132	$692,317
Plantronics, Inc.	947	30,039
TE Connectivity Ltd. (a)	8,059	970,303
Trimble, Inc. (b)	6,122	403,501
Xerox Holdings Corporation	4,490	94,425
Zebra Technologies Corporation, Class A (b)	1,303	505,342

		11,204,741

Consumer Services — 2.3%
Aramark	5,623	192,813
Choice Hotels International, Inc.	893	89,872
Darden Restaurants, Inc.	3,190	372,879
Domino’s Pizza, Inc.	961	356,300
Hilton Worldwide Holdings, Inc.	6,768	686,208
Jack in the Box, Inc.	523	49,235
Marriott International, Inc., Class A	6,724	782,068
McDonald’s Corporation	18,186	3,779,778
Royal Caribbean Cruises Ltd.	4,471	290,615
Starbucks Corporation	28,588	2,767,604
Vail Resorts, Inc.	986	262,237

		9,629,609

Transportation — 2.2%
AMERCO.	244	112,835
ArcBest Corporation	622	28,830
Avis Budget Group, Inc. (b)	1,356	56,057
C.H. Robinson Worldwide, Inc.	3,305	282,776
CSX Corporation	18,693	1,603,018
Delta Air Lines, Inc.	3,877	147,171
Echo Global Logistics, Inc. (b)	657	17,299
Expeditors International of Washington, Inc.	4,109	367,838
Kansas City Southern	2,313	468,776
Ryder System, Inc.	1,311	82,055
Southwest Airlines Company	3,635	159,722
Union Pacific Corporation	16,573	3,272,670
United Parcel Service, Inc., Class B	17,283	2,678,865

		9,277,912

Insurance — 2.2%
Allstate Corporation (The)	7,621	816,819
Arthur J. Gallagher & Company .	4,685	540,696
Chubb Ltd. (a)	11,003	1,602,807

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	SHARES	VALUE

Insurance — (continued)
Hartford Financial Services Group, Inc. (The)	8,758	$420,559
Lincoln National Corporation	4,748	215,986
Loews Corporation	6,106	276,541
Marsh & McLennan Companies, Inc.	12,345	1,356,839
Principal Financial Group, Inc.	6,787	334,395
Progressive Corporation (The)	14,266	1,243,853
Prudential Financial, Inc.	9,628	753,680
Travelers Companies, Inc. (The)	6,178	842,061
Willis Towers Watson PLC (a)	3,151	639,464

		9,043,700

Consumer Durables & Apparel — 1.8%
Callaway Golf Company	2,170	60,521
Capri Holdings Ltd. (a)(b)	3,540	147,476
Columbia Sportswear Company	732	64,021
Deckers Outdoor Corporation (b)	688	200,882
Ethan Allen Interiors, Inc.	540	12,771
Garmin Ltd. (a)	3,503	402,355
Hanesbrands, Inc.	8,553	130,775
Hasbro, Inc.	3,186	298,911
La-Z-Boy, Inc.	1,142	44,218
Mattel, Inc. (b)	8,527	154,509
Meritage Homes Corporation (b) .	915	73,438
Mohawk Industries, Inc. (b)	1,484	213,102
Newell Brands, Inc.	9,898	237,750
NIKE, Inc., Class B	30,406	4,061,938
PVH Corporation	1,745	148,779
Under Armour, Inc., Class A (b)	4,592	80,360
Under Armour, Inc., Class C (b)	4,725	70,733
VF Corporation	8,080	621,110
Whirlpool Corporation	1,527	282,632
Wolverine World Wide, Inc.	2,029	58,111

		7,364,392

Banks — 1.7%
Bank of Hawaii Corporation	987	77,174
Cathay General Bancorp	1,856	62,770
CIT Group, Inc.	2,417	89,187
Citizens Financial Group, Inc.	10,451	380,834
Comerica, Inc.	3,437	196,596
First Republic Bank	4,208	610,118
Heartland Financial USA, Inc.	808	34,469
International Bancshares Corporation	1,353	51,157

	SHARES	VALUE

Banks — (continued)
KeyCorp	23,810	$401,437
M&T Bank Corporation	3,130	414,631
New York Community Bancorp, Inc.	11,307	118,271
Old National Bancorp	4,043	67,882
People’s United Financial, Inc.	10,413	142,242
PNC Financial Services Group, Inc. (The)	10,375	1,489,020
Regions Financial Corporation	23,547	400,535
Signature Bank	1,320	218,051
SVB Financial Group (b)	1,264	553,354
Truist Financial Corporation	32,884	1,577,774
Umpqua Holdings Corporation	5,417	78,601
Zions Bancorp NA	4,016	177,266

		7,141,369

Telecommunication Services — 1.4%
Lumen Technologies Inc.	22,817	282,474
Verizon Communications, Inc.	101,117	5,536,156

		5,818,630

Commercial & Professional Services — 0.6%
ACCO Brands Corporation	2,208	17,863
ASGN, Inc. (b)	1,273	105,544
Copart, Inc. (b)	5,150	565,212
Deluxe Corporation	1,015	34,398
Exponent, Inc.	1,265	104,464
Heidrick & Struggles International, Inc.	506	14,755
HNI Corporation	1,054	34,002
ICF International, Inc.	464	35,788
IHS Markit, Ltd. (a)	9,247	805,229
Interface, Inc.	1,302	13,072
Kelly Services, Inc., Class A	787	15,362
Knoll, Inc.	1,272	19,029
ManpowerGroup, Inc.	1,434	126,823
Resources Connection, Inc.	760	8,770
Robert Half International, Inc.	2,813	189,878
Steelcase, Inc., Class A	2,064	26,688
Tetra Tech, Inc.	1,305	158,649
TransUnion	4,646	404,388
TrueBlue, Inc. (b)	889	16,527

		2,696,441

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	concluded

	SHARES	VALUE

Food & Staples Retailing — 0.4%
Kroger Co. (The)	18,999	$655,465
Sysco Corporation	11,808	844,390

		1,499,855

Automobiles & Components — 0.4%
Aptiv PLC (a)	6,595	881,092
Autoliv, Inc. (a)	2,027	179,815
BorgWarner, Inc.	5,991	251,562
Harley-Davidson, Inc.	3,730	149,536

		1,462,005

Utilities — 0.2%
American Water Works Company, Inc.	4,406	700,642
Essential Utilities, Inc.	5,713	264,512

		965,154

Healthy Living — 0.0%
Hain Celestial Group, Inc. (The) (b)	2,004	83,336
United Natural Foods, Inc. (b)	1,318	35,692

		119,028

Total Common Stocks (Cost $203,611,718)		412,571,706

SHORT-TERM INVESTMENTS — 0.5%
UMB Money Market Fiduciary Account, 0.01% (c) (Cost $2,161,829)		2,161,829

Total Short-term Investments (Cost $2,161,829)		2,161,829

TOTAL INVESTMENTS (d) — 100.0%
(Cost $205,773,547)		414,733,535
Other Assets Less Liabilities — (0.0)%		(51,451)

NET ASSETS — 100.0%		$414,682,084

(a)	Securities whose value are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(d)

The cost of investments for federal income tax purposes is $210,531,519 resulting in gross unrealized appreciation and depreciation of $209,799,190 and $5,597,174 respectively, or net unrealized appreciation of $204,202,016.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)

COMMON STOCKS — 98.5%
	SHARES	VALUE

Japan — 24.3%
Aeon Company, Ltd.	17,500	$548,253
Ajinomoto Company, Inc.	12,500	295,577
Asahi Kasei Corporation	33,400	371,402
Astellas Pharma, Inc.	49,900	809,979
Daifuku Co., Ltd.	2,700	308,145
Dai-ichi Life Holdings, Inc.	29,000	441,867
Daiichi Sankyo Company Ltd.	45,400	1,461,472
Daikin Industries Ltd.	6,700	1,414,587
Daiwa House Industry Company, Ltd.	15,000	425,263
Denso Corporation	11,600	644,788
Eisai Company, Ltd.	6,800	496,288
Fujitsu Ltd.	5,300	808,780
Hankyu Hanshin Holdings, Inc. .	5,900	190,895
Hitachi Metals Ltd.	5,500	87,751
Honda Motor Company, Ltd.	43,500	1,148,692
Kansai Paint Company Ltd.	4,600	135,401
Kao Corp.	13,000	943,238
KDDI Corp.	43,000	1,263,887
Keio Corporation	2,800	204,918
Kikkoman Corporation	3,900	275,195
Kobe Bussan Company Ltd.	3,200	88,640
Komatsu Ltd.	23,500	643,888
Kyushu Railway Company	3,900	81,904
Mitsui Chemicals, Inc.	4,800	137,543
Miura Company Ltd.	2,300	130,954
MS&AD Insurance Group Holdings, Inc.	11,900	342,379
Murata Manufacturing Company, Ltd.	15,300	1,469,535
NGK Insulators Ltd.	7,100	124,338
Nintendo Company, Ltd.	3,000	1,726,906
Nippon Express Company, Ltd.	2,000	135,883
Nippon Paint Holdings Company Ltd.	3,900	350,707
Nippon Yusen KK	4,000	92,135
Nitto Denko Corporation	4,300	389,763
Nomura Real Estate Master Fund, Inc.	112	170,528
Nomura Research Institute Ltd.	8,500	286,317
Odakyu Electric Railway Company Ltd.	8,000	232,540
Omron Corporation	4,900	434,123
Panasonic Corporation	58,800	763,356

	SHARES	VALUE

Japan — (continued)
Rakuten, Inc. (a)	22,600	$222,445
Resona Holdings, Inc.	56,100	194,744
SCSK Corporation	1,300	72,303
Sekisui Chemical Company, Ltd.	9,500	171,344
Sekisui House Ltd.	16,500	318,788
SG Holdings Company Ltd.	8,700	223,004
Shimizu Corporation	14,600	102,846
Shionogi & Company Ltd.	7,100	385,459
Sompo Holdings, Inc.	8,900	355,398
Sony Corporation	33,700	3,225,517
Stanley Electric Company Ltd.	3,500	109,489
Sumitomo Chemical Company, Ltd.	39,300	185,001
Sumitomo Metal Mining Company, Ltd.	6,200	268,820
Sumitomo Mitsui Trust Holdings, Inc.	9,100	272,252
Suntory Beverage & Food Ltd.	3,700	129,249
Sysmex Corporation	4,500	524,981
Teijin Ltd.	4,600	84,155
Tokyo Century Corporation	1,100	89,292
Tokyo Electron Ltd.	4,000	1,521,011
Tokyu Corp.	13,100	154,032
Toray Industries, Inc.	37,400	244,025
West Japan Railway Company	4,400	234,568
Yamaha Corporation	3,600	202,883
Yaskawa Electric Corporation	6,500	333,375
Yokogawa Electric Corporation	6,100	131,872

		29,634,670

Germany — 12.1%
adidas AG (a)	5,088	1,613,354
Allianz SE	11,146	2,519,187
Beiersdorf AG	2,694	294,074
Deutsche Boerse AG	5,077	815,157
Henkel AG & Company KGaA	2,826	264,255
Henkel AG & Company KGaA (b)	4,744	491,361
Merck KGaA	3,470	578,361
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,731	989,339
SAP SE	27,908	3,541,315
Sartorius AG (b)	946	470,269
Siemens AG.	20,445	3,167,864

		14,744,536

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	SHARES	VALUE

Switzerland — 8.9%
Alcon, Inc. (a)	13,134	$942,540
Coca-Cola HBC AG (a)	5,451	160,916
Givaudan SA	247	995,051
Kuehne + Nagel International AG	1,435	326,524
Lonza Group AG	1,994	1,273,496
Roche Holding AG	16,609	5,731,645
Sonova Holding AG (a)	1,473	355,325
Swiss Re AG	7,665	675,722
Swisscom AG	689	374,987

		10,836,206

United Kingdom — 8.5%
Associated British Foods PLC (a) .	9,496	274,282
Barratt Developments PLC (a)	27,544	239,862
Berkeley Group Holdings PLC	3,379	193,228
British Land Company PLC (The)	23,268	142,279
Burberry Group PLC (a)	10,904	255,535
Coca-Cola European Partners PLC	5,467	254,051
Compass Group PLC (a)	47,633	850,796
Croda International PLC	3,739	321,227
InterContinental Hotels Group PLC (a)	4,636	285,591
J Sainsbury PLC	46,809	156,319
JD Sports Fashion PLC (a)	11,693	119,021
Johnson Matthey PLC	5,176	208,212
Kingfisher PLC (a)	55,574	210,951
Mondi PLC	13,003	306,197
RELX PLC	51,471	1,274,251
Schroders PLC	3,270	152,480
Segro PLC	32,072	417,371
Taylor Wimpey PLC (a)	95,787	191,154
Unilever PLC	70,276	4,093,647
Whitbread PLC (a)	5,476	208,090
Wm Morrison Supermarkets PLC	63,923	156,755

		10,311,299

France — 8.0%
Accor SA (a)	4,893	164,537
Amundi SA (a)(c)	1,658	123,395
AXA SA	51,831	1,148,321
Carrefour SA	16,385	277,857
Cie Generale des Etablissements
Michelin SCA	4,510	621,534
CNP Assurances (a)	4,768	72,266

	SHARES	VALUE

France — (continued)
Danone SA	16,495	$1,096,933
Gecina SA	1,222	173,621
Getlink SE (a)	11,721	180,634
L’Oreal SA	6,722	2,364,884
Natixis SA (a)	25,418	95,685
Orange SA	53,183	624,203
Schneider Electric SE	14,397	2,107,230
SEB SA	598	113,647
Unibail — Rodamco-Westfield	3,719	314,042
Valeo SA	6,145	228,768

		9,707,557

Canada — 7.7%
Agnico Eagle Mines Ltd	6,461	451,027
Bank of Montreal	17,170	1,277,143
Bank of Nova Scotia (The)	32,404	1,728,146
BlackBerry Ltd. (a)	13,920	195,498
Canadian National Railway Company	18,982	1,922,543
Canadian Tire Corp. Ltd., Class A	1,573	203,956
CGI, Inc. (a)	6,166	494,225
Gildan Activewear, Inc.	5,254	131,268
Intact Financial Corporation	3,800	418,987
Magna International, Inc.	7,551	531,782
Metro, Inc	6,715	290,276
Open Text Corporation	7,300	326,982
Ritchie Bros Auctioneers, Inc.	2,873	169,644
Rogers Communications, Inc., Class B	9,474	427,545
Wheaton Precious Metals Corporation	12,011	493,289
WSP Global, Inc.	3,029	282,103

		9,344,414

Netherlands — 6.6%
Akzo Nobel NV	5,124	521,639
ASML Holding NV	11,376	6,073,334
Koninklijke DSM NV	4,615	806,792
Wolters Kluwer NV	7,277	604,669

		8,006,434

Denmark — 4.7%
Coloplast A/S, Class B	3,183	475,120
GN Store Nord A/S	3,425	260,927
H Lundbeck A/S	1,776	63,190

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	continued

	SHARES	VALUE

Denmark — (continued)
Novo Nordisk A/S, Class B	46,034	$3,207,107
Novozymes A/S	5,552	333,223
Pandora A/S	2,688	258,656
Vestas Wind Systems A/S	5,264	1,130,274

		5,728,497

Australia — 4.4%
ASX Ltd.	5,121	279,816
BlueScope Steel Ltd.	13,238	166,199
Brambles Ltd.	40,668	327,212
Coca-Cola Amatil Ltd.	13,333	132,715
Cochlear Ltd.	1,775	266,882
Coles Group Ltd.	35,616	493,030
Dexus	29,543	202,312
Evolution Mining Ltd.	43,191	154,250
Goodman Group	44,349	596,791
GPT Group (The)	52,776	173,433
Insurance Australia Group Ltd.	66,213	244,060
Lendlease Group	18,158	165,547
Mirvac Group	107,343	193,701
Newcrest Mining Ltd.	21,751	413,400
Ramsay Health Care Ltd.	4,818	231,183
SEEK Ltd.	8,883	189,265
Stockland	63,562	214,503
Sydney Airport (a)	34,834	151,361
Transurban Group	72,845	733,978

		5,329,638

Hong Kong — 2.6%
BOC Hong Kong Holdings Ltd.	99,500	296,707
Hang Seng Bank Ltd.	20,617	371,812
Hong Kong Exchanges &
Clearing Ltd.	32,120	2,053,489
MTR Corporation Ltd.	41,667	241,805
Swire Pacific Ltd. A Shares	13,500	84,369
Swire Properties Ltd.	29,400	85,219

		3,133,401

Sweden — 2.3%
Boliden AB	7,257	237,789
Electrolux AB	6,143	150,079
Essity AB, Class B	16,270	519,677
Husqvarna AB B Shares	11,066	136,915
ICA Gruppen AB	2,680	134,334
Skandinaviska Enskilda Banken AB, Class A (a)	43,541	473,704

	SHARES	VALUE

Sweden — (continued)
Svenska Cellulosa AB SCA, Class B (a)	16,251	$286,259
Svenska Handelsbanken AB A Shares (a)	41,780	416,505
Tele2 AB B Shares	13,437	185,442
Telia Company AB	66,171	289,980

		2,830,684

Spain — 1.4%
Banco Bilbao Vizcaya Argentaria SA	177,965	812,030
Industria de Diseno Textil SA	29,125	863,825

		1,675,855

Ireland — 1.3%
CRH PLC (d)	51	2,105
CRH PLC (e)	20,912	858,151
DCC PLC	2,688	202,202
Kerry Group PLC, Class A	4,244	575,961

		1,638,419

Singapore — 1.1%
CapitaLand Ltd.	69,211	166,358
City Developments Ltd.	12,800	69,138
DBS Group Holdings Ltd.	48,095	906,940
Singapore Exchange Ltd.	21,700	161,210

		1,303,646

Jersey — 0.8%
Ferguson PLC	5,978	694,048
WPP PLC	32,947	344,258

		1,038,306

Finland — 0.8%
Elisa Oyj	3,730	222,080
Orion Oyj, Class B	2,794	128,198
UPM-Kymmene OYJ	14,241	508,877
Wartsila OYJ Abp	12,010	117,729

		976,884

Italy — 0.8%
Intesa Sanpaolo SpA (a)	440,358	960,077

New Zealand — 0.7%
Auckland International Airport Ltd. (a)	33,085	176,010

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND PORTFOLIO OF INVESTMENTS January 31, 2021 (unaudited)	concluded

	SHARES	VALUE

New Zealand — (continued)
Fisher & Paykel Healthcare
Corporation Ltd.	15,486	$383,798
Meridian Energy Ltd.	33,597	171,491
Ryman Healthcare Ltd.	10,884	120,910

		852,209

Norway — 0.6%
Mowi ASA	11,853	262,989
Orkla ASA	19,728	191,769
Telenor ASA	18,712	308,679

		763,437

Belgium — 0.6%
KBC Group NV (a)	6,615	461,311
Umicore SA	5,302	300,313

		761,624

Austria — 0.2%
Erste Group Bank AG (a)	7,557	230,793

Portugal — 0.1%
Jeronimo Martins SGPS SA	6,657	108,863

Total Common Stocks (Cost $97,391,102)		119,917,449

SHORT-TERM INVESTMENTS — 0.8%
UMB Money Market Fiduciary Account, 0.01% (f) (Cost $931,689)		931,689

Total Short-term Investments (Cost $931,689)		931,689

TOTAL INVESTMENTS (g) — 99.3%
(Cost $98,322,791)		120,849,138
Other Assets Less Liabilities — 0.7%		862,389

NET ASSETS — 100.0%		$121,711,527

(a)	Non-income producing security.
(b)	Preference shares.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $123,395.

(d)	Shares of this security are traded on the London Stock Exchange.
(e)	Shares of this security are traded on the Irish Stock Exchange.
(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.
(g)

The cost of investments for federal income tax purposes is $100,149,129 resulting in gross unrealized appreciation and depreciation of $24,855,045 and $4,155,036 respectively, or net unrealized appreciation of $20,700,009.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2021

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
ASSETS:
Investments, at value (cost $244,818,167, $205,773,547 and $98,322,791, respectively)	$353,394,709	$414,733,535	$120,849,138
Foreign cash, at value (cost $291,045)	—	—	291,542
Receivables for:
Securities sold	—	26,879	—
Capital stock sold	571,742	325,846	437,421
Interest	804,346	9	7
Dividends	132,695	365,369	276,357

Total assets	354,903,492	415,451,638	121,854,465

LIABILITIES:
Payable for capital stock repurchased	186,659	354,039	30,327
Accrued expenses	439,838	415,515	112,611

Total liabilities	626,497	769,554	142,938

NET ASSETS	$354,276,995	$414,682,084	$121,711,527

NET ASSETS CONSIST OF:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$243,143,328	$209,903,100	$102,292,008
Net distributable earnings	111,133,667	204,778,984	19,419,519

NET ASSETS	$354,276,995	$414,682,084	$121,711,527

NET ASSET VALUE PER SHARE PER CLASS:
Individual Investor Class Shares:
Net assets applicable to shares outstanding	$317,480,255	$288,670,887	$36,509,985
Shares of beneficial interest issued and outstanding	9,587,938	4,855,248	2,718,141
Net asset value per share	$33.11	$59.46	$13.43

Institutional Class Shares:
Net assets applicable to shares outstanding	$36,796,740	$126,011,197	$85,201,542
Shares of beneficial interest issued and outstanding	1,110,785	2,123,911	6,349,567
Net asset value per share	$33.13	$59.33	$13.42

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2021

(unaudited)

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
INVESTMENT INCOME:
Interest income	$1,165,064	$46	$38
Dividend and other income (net of $9,791, $0 and $68,860 foreign withholding taxes, respectively)	1,513,181	2,865,851	621,285

Total investment income	2,678,245	2,865,897	621,323

EXPENSES:
Administrative services fee.	1,394,206	1,856,978	425,621
Investment advisory fee	1,077,847	450,755	150,051

Total expenses	2,472,053	2,307,733	575,672

NET INVESTMENT INCOME	206,192	558,164	45,651

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	5,561,891	1,641,698	(326,458)
Foreign currency transactions	—	—	45,404
Change in net unrealized appreciation on:
Investments	29,175,677	51,698,793	14,873,202
Foreign currency translations	—	—	6

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	34,737,568	53,340,491	14,592,154

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,943,760	$53,898,655	$14,637,805

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND		MSCI INTERNATIONAL INDEX FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2021 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2020	FOR THE SIX MONTHS ENDED JANUARY 31, 2021 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2020	FOR THE SIX MONTHS ENDED JANUARY 31, 2021 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2020
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$206,192	$1,042,746	$558,164	$1,869,068	$45,651	$866,307
Net realized gain (loss) on investments and foreign currency transactions	5,561,891	8,447,551	1,641,698	2,131,393	(281,054)	(1,811,160)
Change in net unrealized appreciation on investments and foreign currency translations	29,175,677	13,349,692	51,698,793	40,698,197	14,873,208	5,783,874

Net increase in net assets resulting from operations	34,943,760	22,839,989	53,898,655	44,698,658	14,637,805	4,839,021

Dividends and distributions to shareholders:
Distributions
Individual Investor Class	(11,234,235)	(5,565,679)	(2,745,220)	(1,857,385)	—	(196,685)
Institutional Class	(607,365)	—	(1,297,178)	(872,217)	(84,355)	(616,102)

Total dividends and distributions	(11,841,600)	(5,565,679)	(4,042,398)	(2,729,602)	(84,355)	(812,787)

Capital share transactions:
Proceeds from sales of shares
Individual Investor Class	28,421,916	51,124,955	16,799,303	37,693,243	6,413,339	11,646,049
Institutional Class	37,071,939	—	24,800,023	38,785,741	20,314,502	27,776,825
Reinvestment of dividends and distributions
Individual Investor Class	10,913,432	5,371,066	2,678,258	1,794,741	—	190,192
Institutional Class	607,364	—	1,168,154	739,931	84,100	608,601
Payments for shares redeemed
Individual Investor Class[1]	(55,565,528)	(40,385,990)	(32,803,819)	(49,460,152)	(3,579,729)	(6,273,803)
Institutional Class[2]	(145,602)	—	(7,801,176)	(11,093,851)	(6,754,549)	(11,416,187)

Net increase in net assets resulting from capital share transactions	21,303,521	16,110,031	4,840,743	18,459,653	16,477,663	22,531,677

Total increase in net assets	44,405,681	33,384,341	54,697,000	60,428,709	31,031,113	26,557,911
NET ASSETS:
Beginning of period	309,871,314	276,486,973	359,985,084	299,556,375	90,680,414	64,122,503

End of period	$354,276,995	$309,871,314	$414,682,084	$359,985,084	$121,711,527	$90,680,414

[1]	Net of redemption fee received of $6,379, $44,731, $2,061, $21,573, $497 and $4,781, respectively.
[2]	Net of redemption fee received of $60, $0, $405, $2,691, $1,058 and $7,781, respectively.

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2021		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$30.83		$29.05	$27.05	$25.55	$23.93	$25.07

Income (loss) from investment operations:
Net investment income	0.02		0.11	0.12	0.07	0.08	0.02
Net realized and unrealized gain (loss) on investments .	3.41		2.25	2.50	1.79	2.05	(0.48)

Total increase (decrease) from investment operations	3.43		2.36	2.62	1.86	2.13	(0.46)

Less dividends:
Dividends from net investment income	(0.02)		(0.11)	(0.11)	(0.05)	(0.03)	—
Distributions from net realized gains	(1.13)		(0.47)	(0.51)	(0.31)	(0.48)	(0.68)

Total decrease from dividends	(1.15)		(0.58)	(0.62)	(0.36)	(0.51)	(0.68)

Net Asset Value, end of period	$33.11		$30.83	$29.05	$27.05	$25.55	$23.93

Total return	11.10	%(a)	8.19%	10.04%	7.32%	9.07%	(1.73)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$317,480		$309,871	$276,487	$247,066	$225,670	$193,805
Ratio of expenses to average net assets	1.47	%(b)	1.47%	1.48%	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets	0.12	%(b)	0.37%	0.44%	0.25%	0.31%	0.10%
Portfolio turnover	9	%(a)	25%	19%	18%	26%	24%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY BALANCED FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE PERIOD NOVEMBER 30, 2020 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 2021
	(UNAUDITED)
Net Asset Value, beginning of period	$33.58

Income (loss) from investment operations:
Net investment income	0.03
Net realized and unrealized gain on investments	0.68

Total increase from investment operations	0.71

Less dividends:
Dividends from net investment income	(0.03)
Distributions from net realized gains	(1.13)

Total decrease from dividends	(1.16)

Net Asset Value, end of period	$33.13

Total return	2.09	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$36,797
Ratio of expenses to average net assets	1.17	%(b)
Ratio of net investment income to average net assets	0.37	%(b)
Portfolio turnover	9	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2021		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2020	2019	2018	2017	2016
Net Asset Value, beginning of period	$52.23		$46.17	$43.16	$38.05	$33.65	$32.73

Income from investment operations:
Net investment income	0.06		0.25	0.25	0.22	0.27	0.27
Net realized and unrealized gain on investments	7.74		6.16	3.61	5.28	4.84	1.27

Total increase from investment operations	7.80		6.41	3.86	5.50	5.11	1.54

Less dividends:
Dividends from net investment income	(0.06)		(0.22)	(0.21)	(0.20)	(0.22)	(0.25)
Distributions from net realized gains	(0.51)		(0.13)	(0.64)	(0.19)	(0.49)	(0.37)

Total decrease from dividends	(0.57)		(0.35)	(0.85)	(0.39)	(0.71)	(0.62)

Net Asset Value, end of period	$59.46		$52.23	$46.17	$43.16	$38.05	$33.65

Total return	14.92	%(a)	13.95%	9.33%	14.52%	15.42%	4.83%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$288,671		$265,946	$244,706	$232,609	$207,282	$173,485
Ratio of expenses to average net assets	1.25	%(b)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets	0.20	%(b)	0.52%	0.58%	0.53%	0.76%	0.89%
Portfolio turnover	4	%(a)	10%	14%	18%	17%	19%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2021		FOR THE YEARS ENDED JULY 31,		FOR THE PERIOD APRIL 30 , 2018 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2018
	(UNAUDITED)		2020	2019
Net Asset Value, beginning of period	$52.10		$46.11	$43.16	$40.86

Income from investment operations:
Net investment income	0.16		0.39	0.39	0.09
Net realized and unrealized gain on investments	7.71		6.16	3.59	2.35

Total increase from investment operations	7.87		6.55	3.98	2.44

Less dividends:
Dividends from net investment income	(0.13)		(0.43)	(0.39)	(0.14)
Distributions from net realized gains	(0.51)		(0.13)	(0.64)	—

Total decrease from dividends.	(0.64)		(0.56)	(1.03)	(0.14)

Net Asset Value, end of period	$59.33		$52.10	$46.11	$43.16

Total return	15.10	%(a)	14.28%	9.65%	6.50	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$126,011		$94,039	$54,850	$29,978
Ratio of expenses to average net assets	0.95	%(b)	0.95%	0.95%	0.95	%(b)
Ratio of net investment income to average net assets .	0.50	%(b)	0.82%	0.88%	0.83	%(b)
Portfolio turnover	4	%(a)	10%	14%	18	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INDIVIDUAL INVESTOR CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2021		FOR THE YEARS ENDED JULY 31,			FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)		2020	2019	2018
Net Asset Value, beginning of period	$11.68		$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.10	0.18	0.17	0.10
Net realized and unrealized gain (loss) on investments	1.76		0.59	(0.40)	0.24	1.31

Total increase (decrease) from investment operations	1.75		0.69	(0.22)	0.41	1.41

Less dividends:
Dividends from net investment income	—		(0.08)	(0.16)	(0.19)	(0.10)
Distributions from net realized gains	—		—	(0.05)	(0.03)	—

Total decrease from dividends	—		(0.08)	(0.21)	(0.22)	(0.10)

Net Asset Value, end of period	$13.43		$11.68	$11.07	$11.50	$11.31

Total return	14.98	%(a)	6.28%	(1.82)%	3.62%	14.18	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$36,510		$29,073	$22,110	$18,744	$8,087
Ratio of expenses to average net assets	1.28	%(b)	1.28%	1.28%	1.28%	1.28	%(b)
Ratio of net investment income (loss) to average net assets	(0.12	)%(b)	0.98%	1.79%	1.71%	1.79	%(b)
Portfolio turnover	7	%(a)	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JANUARY 31, 2021		FOR THE YEARS ENDED JULY 31,			FOR THE PERIOD SEPTEMBER 30, 2016 (COMMENCEMENT OF OPERATIONS) TO JULY 31, 2017
	(UNAUDITED)		2020	2019	2018
Net Asset Value, beginning of period	$11.66		$11.07	$11.50	$11.31	$10.00

Income (loss) from investment operations:
Net investment income	0.01		0.13	0.21	0.21	0.12
Net realized and unrealized gain (loss) on investments	1.76		0.59	(0.38)	0.23	1.31

Total increase (decrease) from investment operations	1.77		0.72	(0.17)	0.44	1.43

Less dividends:
Dividends from net investment income	(0.01)		(0.13)	(0.21)	(0.22)	(0.12)
Distributions from net realized gains	—		—	(0.05)	(0.03)	—

Total decrease from dividends	(0.01)		(0.13)	(0.26)	(0.25)	(0.12)

Net Asset Value, end of period	$13.42		$11.66	$11.07	$11.50	$11.31

Total return	15.21	%(a)	6.51%	(1.43)%	3.90%	14.36	%(a)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$85,202		$61,608	$42,012	$31,808	$15,574
Ratio of expenses to average net assets	0.98	%(b)	0.98%	0.98%	0.98%	0.98	%(b)
Ratio of net investment income to average net assets	0.18	%(b)	1.28%	2.09%	2.01%	2.09	%(b)
Portfolio turnover	7	%(a)	20%	23%	28%	13	%(a)

(a)	Not annualized.
(b)	Annualized.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers three separate series, the Green Century Balanced Fund (the “Balanced Fund”), the Green Century Equity Fund (the “Equity Fund”) and the Green Century MSCI International Index Fund (the “MSCI International Index Fund”), each a “Fund” and collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund Investor Share Class commenced operations on March 18, 1992, The Balanced Fund Institutional Share Class commenced operations on November 30, 2020, the Equity Fund Individual Investor Share Class commenced operations on September 13, 1995, the Equity Fund Institutional Share Class commenced operations on April 30, 2018, and the Individual Investor Share Class and Institutional Share Class of the MSCI International Index Fund commenced operations on September 30, 2016.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on U.S. national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on U.S. national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted U.S. equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation or valuation provided by a pricing service is deemed not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

For non-U.S. securities traded in foreign markets, the MSCI International Index Fund uses a fair value model developed by an independent pricing service to assist in valuing those securities. If an event occurs after the

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent the readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Examples of level 2 inputs include 1) quoted prices for identical or similar assets in markets that are not active 2) investments valued at amortized cost and 3) investments valued with inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 — significant unobservable inputs, including the Funds’ own assumptions in determining the fair value of investments.

In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2021:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$230,605,171	$ —	$ —	$230,605,171
BONDS & NOTES	—	116,673,437	—	116,673,437
SHORT-TERM OBLIGATIONS	6,116,101	—	—	6,116,101

TOTAL	$236,721,272	$116,673,437	$ —	$353,394,709

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2021:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$412,571,706	$ —	$ —	$412,571,706
SHORT-TERM OBLIGATIONS	2,161,829	—	—	2,161,829

TOTAL	$414,733,535	$ —	$ —	$414,733,535

The following is a summary of the inputs used to value the MSCI International Index Fund’s net assets as of January 31, 2021:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS
JAPAN	$ —	$29,634,670	$ —	$29,634,670
GERMANY	—	14,744,536	—	14,744,536
SWITZERLAND	—	10,836,206	—	10,836,206
UNITED KINGDOM	254,051	10,057,248	—	10,311,299
FRANCE	—	9,707,557	—	9,707,557
CANADA	9,344,414	—	—	9,344,414
NETHERLANDS	—	8,006,434	—	8,006,434
DENMARK	—	5,728,497	—	5,728,497
AUSTRALIA	—	5,329,638	—	5,329,638
HONG KONG	—	3,133,401	—	3,133,401
SWEDEN	—	2,830,684	—	2,830,684
SPAIN	—	1,675,855	—	1,675,855
IRELAND	—	1,638,419	—	1,638,419
SINGAPORE	—	1,303,646	—	1,303,646
JERSEY	—	1,038,306	—	1,038,306
FINLAND	—	976,884	—	976,884
ITALY	—	960,077	—	960,077
NEW ZEALAND	—	852,209	—	852,209
NORWAY	262,989	500,448	—	763,437
BELGIUM	—	761,624	—	761,624
AUSTRIA	—	230,793	—	230,793
PORTUGAL	108,863	—	—	108,863

TOTAL COMMON STOCKS	9,970,317	109,947,132	—	119,917,449

SHORT-TERM OBLIGATIONS	931,689	—	—	931,689

TOTAL	$10,902,006	$109,947,132	$ —	$120,849,138

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

There were no transfers into or out of Level 3 during the reporting period.

(B)

Securities Transactions and Investment Income:     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date. Income, expenses and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

(C)

Currency Translation and Contracts:    Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates. When a Fund purchases or sells foreign securities, it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The MSCI International Index Fund had no open foreign currency spot contracts outstanding as of January 31, 2021.

Cash, including cash denominated in foreign currencies, represents cash on hand held at major financial institutions and is subject to credit risk to the extent the balance exceeds applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.

(D)

Distributions:    Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

(E)

Federal Taxes:    Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

US GAAP requires that all entities, including pass-through entities such as the Funds, establish a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2021. Also, the Funds had recognized no interest and

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

penalties related to uncertain tax benefits through January 31, 2021. At January 31, 2021, the tax years 2017 through 2020 remain open to examination by the Internal Revenue Service.

(F)

Redemption Fee:    A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2021, the Balanced Fund, Equity Fund and MSCI International Index Fund received $6,439, $2,466 and $1,555 respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

(G)

Indemnification:    The Funds’ organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote. As of January 31, 2021, no liability has been accrued.

(H)

Offsetting of Assets and Liabilities:    As of January, 31, 2021, there are no master netting arrangements related to the Funds. The Funds’ Statements of Assets and Liabilities present derivative instruments on a gross basis, if applicable. As of January 31, 2021, no derivative instruments were held by the Funds.

NOTE 2 — Transactions With Affiliates

(A)

Investment Adviser:    Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. Effective February 1, 2018, Green Century and the Funds on behalf of the Balanced Fund entered into a contractual investment advisory fee waiver agreement pursuant to which Green Century agreed to waive that portion of the fee to which it is otherwise entitled under the Advisory Agreement between Green Century and the Funds with respect to the Balanced Fund, so that Green Century’s investment advisory fee with respect to the Fund shall be equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the value of the average daily net assets of the Fund in excess of $250 million, accrued daily and paid monthly. Effective November 28, 2018, the Balanced Fund’s Advisory Agreement was amended to reflect the same reduction in the advisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, the Balanced Fund paid Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.65% of the average daily net assets of the Fund. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion. The MSCI International Index Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.28% of the MSCI International Index Fund’s average daily net assets.

(B)

Subadvisers:    Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Effective February 1, 2018, Green Century, Trillium, and the Funds on behalf of the Balanced Fund entered into a contractual investment subadvisory fee waiver agreement pursuant to which Trillium agreed to waive that portion of the fee to which it is otherwise entitled under the Subadvisory Agreement between Green Century, Trillium and the Funds with respect to the Balanced Fund, so that Trillium’s investment subadvisory fee with respect to the Fund shall be equal on an annual basis to 0.40% of the value of the average daily net assets of the Fund up to $30 million, 0.35% of the value of the average daily net assets of the Fund in excess of $30 million

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

up to $250 million, and 0.30% of the value of the average daily net assets of the Fund in excess of $250 million. Effective November 28, 2018, the Balanced Fund’s Subadvisory Agreement was amended to reflect the same reduction in the subadvisory fee that was stipulated in the fee waiver agreement. Prior to February 1, 2018, Trillium was paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2021, Green Century accrued fees of $577,877 to Trillium. Northern Trust Investments, Inc. (“Northern Trust”) is the subadviser for the Equity Fund and MSCI International Index Fund. For the Equity Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the MSCI International Index Fund, Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2021, Green Century accrued fees of $82,069 and $75,621 to Northern Trust for the Equity Fund and the MSCI International Index Fund, respectively.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s Individual Investor Class average daily net assets up to and including $250 million and 1.43% of the Fund’s Individual Investor Class average daily net assets in excess of $250 million, and 1.18% of the Fund’s Institutional Class average daily net assets up to and including $250 million and 1.13% of the Fund’s Institutional Class average daily net assets in excess of $250 million. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s Individual Investor Class average daily net assets, and 0.95% of the Fund’s Institutional Class average daily net assets. The MSCI International Index Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets, and 0.98% of the Fund’s Institutional Class average daily net assets.

(D)

Subadministrator:    Pursuant to a Subadministrative and Fund Accounting Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator and Fund Accountant, is responsible for conducting fund accounting and certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months ended January 31, 2021, Green Century accrued fees of $102,855, $127,639, and $49,088 to UMBFS related to services performed on behalf of the Balanced Fund, the Equity Fund, and the MSCI International Index Fund, respectively.

(E)

Index Agreements:    The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social ex Fossil Fuels Index (the “KLD Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the KLD Index for the Equity Fund, MSCI is paid by the Adviser an annual license fee

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

of $26,000, plus the greater of $26,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. The MSCI International Index Fund invests in the securities included in the MSCI World ex USA SRI ex Fossil Fuels Index (the “World Index”). The Index is owned and maintained by MSCI. For the use of the World Index for the MSCI International Index Fund, MSCI is paid by the Adviser an annual license fee of $16,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2021, Green Century accrued fees of $87,615 and $34,534 to MSCI for the Equity Fund and MSCI International Index Fund, respectively.

NOTE 3 — Investment Transactions

For the six months ended January 31, 2021, the Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $51,379,609 and $28,613,042 respectively. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $16,299,001 and $16,077,107, respectively. The MSCI International Index Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $22,985,069 and $7,029,814 , respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2020 were as follows:

	BALANCED FUND	EQUITY FUND	MSCI INTERNATIONAL INDEX FUND
Undistributed ordinary income	$110,728	$127,268	$83,896
Undistributed long-term capital gains	8,293,784	2,168,190	—

Tax accumulated earnings	8,404,512	2,295,458	83,896

Accumulated capital and other losses	—	—	(1,602,445)
Unrealized appreciation (depreciation)	79,626,995	152,627,269	6,367,550
Foreign currency translations	—	—	17,068

Distributable net earnings (deficit)	$88,031,507	$154,922,727	$4,866,069

The tax character of distributions paid during the fiscal year ended July 31, 2020 and the year ended July 31, 2019 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Ordinary income	$1,380,364	$1,539,357	$2,051,600	$2,668,893
Long-term capital gains	4,185,315	4,113,000	678,002	2,733,206

	MSCI INTERNATIONAL INDEX FUND
	YEAR ENDED JULY 31, 2020	YEAR ENDED JULY 31, 2019
Ordinary income	$812,787	$1,049,319
Long-term capital gains	—	226,017

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund, the Equity Fund and the MSCI International Index Fund were as follows:

	BALANCED FUND INDIVIDUAL INVESTOR CLASS	BALANCED FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	869,564	1,761,134
Reinvestment of dividends	328,224	180,586
Shares redeemed	(1,661,451)	(1,408,560)

	(4,63,663)	533,160

	BALANCED FUND INSTITUTIONAL CLASS
	PERIOD ENDED JANUARY 31, 2021
Shares sold	1,096,838
Reinvestment of dividends	18,267
Shares redeemed	(4,320)

	1,110,785

	EQUITY FUND INDIVIDUAL INVESTOR CLASS	EQUITY FUND INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	292,259	805,143
Reinvestment of dividends	44,915	36,329
Shares redeemed	(574,046)	(1,049,915)

	(236,872)	(208,443)

	EQUITY FUND INSTITUTIONAL CLASS	EQUITY FUND INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	436,977	836,576
Reinvestment of dividends	19,636	15,047
Shares redeemed	(137,602)	(236,223)

	319,011	615,400

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS	MSCI INTERNATIONAL INDEX INDIVIDUAL INVESTOR CLASS
	SIX MONTHS ENDED JANUARY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	507,171	1,036,568
Reinvestment of dividends	—	16,768
Shares redeemed	(279,077)	(560,332)

	228,094	493,004

	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS	MSCI INTERNATIONAL INDEX INSTITUTIONAL CLASS
	SIX MONTHS ENDED JANUARY 31, 2021	YEAR ENDED JULY 31, 2020
Shares sold	1,582,908	2,490,044
Reinvestment of dividends	6,143	53,436
Shares redeemed	(523,933)	(1,055,823)

	1,065,118	1,487,657

NOTE 6 — Market Risk from COVID-19

In March 2020, a pandemic related to COVID-19 was declared. The pandemic represents a market risk factor including uncertainty in the financial markets. Green Century will continue to monitor market conditions as information is available and evaluate the potential impacts, if any, on the value of its investments.

NOTE 7 — Subsequent Events

Subsequent to January 31, 2021 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events requiring disclosure.

There were no events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds (the “Board” or the “Trustees”) considered and approved the continuation of the Funds’ advisory and subadvisory agreements.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Trustees, including the Independent Trustees, voted to approve the continuance of the Investment Advisory Agreements, as amended (the “Advisory Agreements”) between the Trust, on behalf of each of the Balanced Fund, the Equity Fund, and the International Fund and Green Century Capital Management (“Green Century” or the “Adviser”) at the November 16-17, 2020 meeting. The Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all of the information provided to them by Green Century, including information provided throughout the year. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. The Trustees met with representatives of Green Century at the Trustees’ November 16-17, 2020 meeting to discuss matters related to the continuation of the Advisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the Advisory Agreements, the Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser.

With respect to the Balanced Fund, the services performed include the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

With respect to the Equity Fund and the International Fund, these services include monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social ex Fossil Fuels Index (the “MSCI KLD Index”); monitoring the International Fund’s performance and tracking error relative to the MSCI World ex USA SRI ex Fossil Fuels Index (the “MSCI World Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s and the International Fund’s shareholder proxies independently and without reliance on third-party proxy advisory firms; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund and the International Fund, which performs day-to-day portfolio management for those two Funds.

In addition, the Trustees considered the Adviser’s ongoing efforts and commitment with respect to shareholder advocacy and corporate environmental responsibility. They took into account the not-for-profit ownership of the Adviser’s business, including its grant to a non-profit organization out of its own resources and the fact that any distribution of profits by the Adviser are paid to its 100% owner, Paradigm Partners, which is comprised entirely of nonprofit advocacy organizations so that no individuals directly benefit from the distributed earned profits of the

Adviser. The Trustees noted that more recently, the Adviser began returning capital to Paradigm Partners and acknowledged the long-term commitment from Paradigm Partners to the Funds. They also considered the administrative services provided by Green Century to the Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. The Trustees took into account Green Century’s response to the novel coronavirus (COVID-19) pandemic and Green Century’s response to the related market turbulence in 2020. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to each Fund.

Investment Performance.    With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper Index”), which is a broad-based balanced fund market index, and against a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. In addition, the Trustees took into account the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

With respect to the Equity Fund and the International Fund, the Trustees took into account each Fund’s passive investment strategy, focusing their consideration of investment performance on the extent to which the Fund tracked its respective index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund and the International Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund and the International Fund, respectively.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of thousands of mutual funds. In addition, the Trustees considered comparative advisory fee and expense ratio information provided by Green Century relating to a smaller set of peer funds identified by Green Century. The Trustees took into account, among other things, the distinct nature of the Funds as compared with the peer funds, particularly with respect to the Funds’ social investing, the non-profit ownership of the Adviser, and the Adviser’s advocacy efforts and how those characteristics distinguished the Funds from their peers. The Trustees also noted that, based on information provided by Green Century, competitors to the Equity Fund include actively managed funds in addition to index funds.

With respect to the Morningstar peer groups, for the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 4 basis point), socially conscious balanced Funds (by 12 basis points), all balanced funds (by 14 basis points), and balanced funds with assets between $300 million and $400 million (by 27 basis points). The Trustees observed that, although the Balanced Fund’s expenses were effectively capped as a result of the Fund’s unitary administrative fee structure, its total expense ratio was higher than that of the average of socially conscious funds (by 44 basis points), socially conscious balanced funds (by 57 basis points), all balanced funds (by 57 basis points), and balanced funds with assets between $300 million and $400 million (by 54 basis points).

For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than the average advisory fee for socially conscious funds (by 38 basis points), socially conscious large growth funds (by 41 basis points), all large growth funds (by 45 basis points), large growth funds with assets between $300 million and $400 million (by 36 basis points) and large growth index funds (by 35 basis points). The Trustees observed that, although the Individual Investor Class shares of the Equity Fund expenses were effectively capped as a result of the Fund’s unitary administrative fee structure, its total expense ratio was higher than the average of socially conscious funds (by 11 basis points), socially conscious large growth funds (by 7 basis points), large growth funds with assets between $300 million and $400 million (by 28 basis points), large growth index funds (by 17 basis points) and equal to the average of all large growth funds.

For the International Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee for the Individual Investor Class was lower than that of the average advisory fee for socially conscious funds (by 33 basis points), socially conscious foreign large blend funds (by 39 basis points), all foreign large blend funds (by 34 basis points) and foreign large blend funds with assets up to $100 million (by 37 basis points), and higher than the average advisory fee for foreign large blend index funds (by 6 basis points). The Trustees observed that, although the Individual Investor Class shares of the International Fund expenses were effectively capped as a result of the Fund’s unitary administrative fee structure, its total expense ratio was higher than that of the average of socially conscious funds (by 14 basis points), socially conscious foreign large blend funds (by 6 basis points), all foreign large blend funds (by 20 basis points), foreign large blend funds with assets up to $100 million (by 4 basis point) and foreign large blend index funds (by 78 basis points).

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationships to the Funds had not been profitable for a number of years in the past, though recent growth in Fund assets resulted in a profit for the Adviser’s fiscal year ended June 30, 2015 and increasing levels of profit for subsequent periods through the Adviser’s fiscal year ended June 30, 2020. The Trustees considered an analysis of the estimated Fund-by-Fund profitability for Green Century from the investment management and administrative services it provides to the Trust, which showed that the Adviser had made a profit from managing the Balanced Fund and the Equity Fund, while its management of the International Fund remained unprofitable for the fiscal year ended June 30, 2020. In this regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds and the amount retained by Green Century out of the advisory fees. The Trustees also considered the fees received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees considered the costs and entrepreneurial risks assumed by the Adviser in connection with launching, branding and maintaining publicly-offered mutual funds and that the Adviser had been unprofitable for ten of the last twenty fiscal years. The Trustees took into account the operational enhancements that Green Century had indicated it would need to undertake in connection with the growth of Fund assets, the addition of new share classes, and the expansion into different types of assets. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy that aligns with the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Funds.

Other Benefits.    With respect to fall-out benefits from the Adviser’s arrangements with the Funds, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for each Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds and, more recently, as a pioneer in responsible and diversified fossil fuel free mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grow in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past several years relative to a very small base. They considered that if the assets were further to increase significantly, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for each of the Equity Fund and the Balanced Fund includes breakpoints that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size, though under certain circumstances the structure of the Equity Fund’s unitary administrative fee arrangement with the Adviser offsets the effects of any advisory fee reduction on the total expense ratio. The Trustees concluded that there was no current need to seek additional breakpoints, that economies of scale could be realized as the Funds grow, and that if assets increased significantly the Trustees would have opportunities to negotiate further breakpoints or other decreases in fees with the Adviser.

Based on a review of all factors deemed relevant the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to all of the Funds should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENTS

The Trustees, including the Independent Trustees, voted to approve the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Balanced Fund Subadvisory Agreement”), the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Equity Fund Subadvisory Agreement”) and the continuance of the subadvisory agreement between the Trust, on behalf of the International Fund, Green Century, and Northern Trust (the “International Fund Subadvisory Agreement” and together with the Balanced Fund Subadvisory Agreement and the Equity Fund Subadvisory Agreement, the “Subadvisory Agreements”) at the November 16-17, 2020 meeting. In connection with their deliberations at the meetings, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, and information provided by Northern Trust regarding the investment performance of the Equity Fund (including the success with which the Equity Fund tracked the MSCI KLD Index) and the International Fund (including the success with which the International Fund tracked the MSCI World Index), the subadvisory fees paid to Trillium and Northern Trust, the profitability to Trillium of its subadvisory relationship to the Balanced Fund and financial information about Northern Trust. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreements. The Trustees considered all of the information provided to them by Trillium and Northern Trust, including information provided throughout the year. The Independent Trustees also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the contract review. The Trustees met with representatives of Trillium and Northern Trust at the Trustees’ November 16-17, 2020 meeting to discuss matters related to the continuation of the Subadvisory Agreements. Prior to voting, the Independent Trustees met with their independent counsel in private sessions at which no representatives of management were present. In approving the continuance of the Subadvisory Agreements the Trustees did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Balanced Fund Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, liquidity, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $3 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff, as reported to them by the Trust’s chief compliance officer. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

The Trustees noted that under the terms of the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of each of the Equity Fund and the International Fund, making purchases and sales of portfolio securities consistent with each such Fund’s investment objective and policies and with changes to the applicable index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for each of the Equity Fund and the International Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff, as reported to them by the Trust’s chief compliance officer.

The Trustees took into account Trillium’s and Northern Trust’s responses to the novel coronavirus (COVID-19) pandemic and each firm’s response to the related market turbulence in 2020. Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium and Northern Trust, respectively, supported the continuance of the Subadvisory Agreements.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of periods ended July 31, 2020, the Balanced Fund’s one-, three- and ten-year average annual returns outperformed the Lipper Index and its five-year average annual returns underperformed the Lipper Index. The Trustees also noted that as of periods ended July 31, 2020, the Balanced Fund’s one-, three, five- and ten-year average annual returns underperformed the Custom Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Balanced Fund Subadvisory Agreement.

With respect to the Equity Fund and the International Fund, the Trustees took into account each Fund’s passive investment strategy, focusing their consideration of investment performance on the extent to which the Fund tracked its respective index. The Trustees reviewed the performance of the Individual Investor Class shares of the Equity Fund as compared to that of the MSCI KLD Index for the twelve-month period ended July 31, 2020, and noted that the Equity Fund’s performance closely followed that of the MSCI KLD Index. In particular, they observed that, after taking into consideration the fees and expenses of the Individual Investor Class shares, for the one-year period the Equity Fund’s performance was in line with that of the MSCI KLD Index. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Equity Fund Subadvisory Agreement. The Trustees reviewed the performance of the Individual Investor Class shares of the International Fund, exclusive of the expenses of the class, as compared to that of the MSCI World Index for the twelve-month period ended July 31, 2020, and noted that while the Fund’s performance followed that of the MSCI World Index, the Fund outperformed the average annual returns of the MSCI World Index. The Trustees took into account that the non-U.S. nature of the securities in which the International Fund invests has a significant impact on the Fund’s tracking error, either positively or negatively, and noted that there was no readily available mechanism to mitigate such tracking error. After considering all the factors they deemed appropriate, the Trustees concluded that the performance of the International Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the International Fund Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Balanced Fund Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million up to $250 million, and 0.30% of the value of the average daily net assets of the Balanced Fund in excess of $250 million.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was profitable. The Trustees noted that Trillium stated that recent increases in the assets of the Balanced Fund have allowed Trillium to realize what it considers to be a fair entrepreneurial profit on the subadvisory services it provides. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. The Trustees took into account that Trillium is the investment adviser or sub-adviser to other mutual funds. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would receive from an institutional client with separate accounts of similar size as the Balanced Fund.

The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Equity Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $75,000 or (b) 0.10% of the value of the average daily net assets of the Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million.

The Trustees considered that that the subadvisory fees paid by Green Century to Northern Trust under the International Fund Subadvisory Agreement were an annual fee equal to the greater of (a) $100,000 or (b) 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million.

The Trustees reviewed and considered an analysis of the subadvisory fees for the Equity Fund and the International Fund against comparative data for mutual funds subadvised by Northern Trust with a similar investment strategy and asset size. The Trustees noted that each Fund paid subadvisory fees at effective rates comparable to those paid to Northern Trust by other subadvised index funds with similar levels of net assets. In evaluating the profitability of each of the Equity Fund Subadvisory Agreement and International Fund Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level.

The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Funds.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreements, taking into account the nature and quality of services provided and the costs of the services provided by Trillium and Northern Trust as applicable, supported the continuance of the Subadvisory Agreements.

Other Benefits.    The Trustees evaluated potential other benefits that each of Trillium and Northern Trust may realize from its relationship with the applicable Fund(s). The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund or the International Fund through its affiliated broker. The Trustees also considered that no soft dollars have been paid in connection with Northern Trust’s management of the Equity Fund and the International Fund.

The Trustees further considered the reputational and other advantages that each of Trillium and Northern Trust may gain from its relationship with the applicable Fund(s), including that Northern Trust’s management of the Equity Fund and the International Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by each of Trillium and Northern Trust were reasonable in the context of its relationship with the applicable Fund(s).

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by each of Trillium and Northern Trust as the Funds grow in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of each Fund (compared with similar funds in the industry) and the resultant difficulty of achieving meaningful economies of scale, though they took into account the effects of significant increases in Fund and Trust assets over the past several years. They considered that if the assets were to increase, Trillium and Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Balanced Fund Subadvisory Agreement, the overall subadvisory fees paid to Trillium by Green Century (out of the advisory fee that Green Century receives from the Fund, which is subject to a breakpoint) include breakpoints at $30 million and $250 million, so that fees as a percentage of net assets decrease modestly (from 40 basis points towards 30 basis points) as assets in the Balanced Fund increase. They also noted that pursuant to the Equity Fund Subadvisory Agreement and the International Fund Subadvisory Agreement, the overall subadvisory fees paid to Northern Trust by Green Century (out of the advisory fee that Green Century receives from the applicable Fund, which, for the Equity Fund, is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000 for the Equity Fund and $100,000 for the International Fund), so that fees as a percentage of net assets decrease as assets in the Equity Fund and the International Fund increase. The Trustees concluded that economies of scale could be realized as the Funds grow, and that the fee schedules as specified were appropriate, and supported the continuance of the Subadvisory Agreements.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that all of the Subadvisory Agreements should be continued for an additional one-year period.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

As required by law, each Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. Green Century Capital Management, Inc. (the “Adviser”), the fund’s investment adviser, is the administrator of the Program. The Adviser has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any Highly Liquid Investment Minimum, and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from November 1, 2019 through October 31, 2020 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored each Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk.    The Committee reviewed each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that each Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing each Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing each Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources as components of the Fund’s ability to meet redemption requests.

Liquidity Classification.    The Committee reviewed the Program’s liquidity classification methodology for categorizing each Fund’s investments into one of four liquidity buckets. In reviewing each Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum.    For each Fund, the Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments.    The Committee confirmed that during the Reporting Period, no Fund acquired any illiquid investment such that, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind.    The Committee confirmed that no redemptions in-kind were effected by a Fund during the Reporting Period.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage each Fund’s liquidity risk throughout the Reporting Period.

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Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

Two Financial Center

60 South Street, Suite 1100

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund and International Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2021

Balanced

Fund

Equity Fund

International Fund

Printed on recycled paper with soy-based ink.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
April 05, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John R. Nolan
John R. Nolan
President and Principal Executive Officer
April 05, 2021

/s/ John R. Nolan
John R. Nolan
Treasurer and Principal Financial Officer
April 05, 2021